This Prospectus is filed pursuant to Rule 497(e).
File Nos. 33-18647 and 811-05398.

[LOGO OF ALLIANCE                                     ALLIANCE VARIABLE PRODUCTS
CAPITAL APPEARS HERE]                                       SERIES FUND, INC.
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P.O. BOX 1520, SECAUCUS, NEW JERSEY 07096-1520 TOLL FREE (800) 221-5672
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Alliance Variable Products Series Fund, Inc. (the "Fund") is an open-end se-
ries investment company designed to fund variable annuity contracts and vari-able life insurance policies to be offered by the separate accounts of certain life insurance companies. The Fund currently offers an opportunity to choose among the separately managed pools of assets (the "Portfolios") described be-low which have differing investment objectives and policies.

-------------------------------------------------------------------------------
              A DIVERSIFIED SELECTION OF INVESTMENT ALTERNATIVES
-------------------------------------------------------------------------------

PREMIER GROWTH PORTFOLIO -- seeks growth of capital rather than current in-come. In pursuing its investment objective, the Premier Growth Portfolio will employ aggressive investment policies. Since investments will be made based upon their potential for capital appreciation, current income will be inciden-tal to the objective of capital growth. The Portfolio is not intended for in-vestors whose principal objective is assured income or preservation of capi-tal.
GROWTH AND INCOME PORTFOLIO -- seeks to balance the objectives of reasonable current income and reasonable opportunities for appreciation through invest-ments primarily in dividend-paying common stocks of good quality.
U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO -- seeks a high level of cur-rent income consistent with preservation of capital by investing principally in a portfolio of U.S. Government Securities and other high grade debt securi-ties.
HIGH-YIELD PORTFOLIO -- seeks the highest level of current income available without assuming undue risk by investing principally in high-yielding fixed income securities. As a secondary objective, this Portfolio seeks capital ap-preciation where consistent with its primary objective. Many of the high-yielding securities in which the High-Yield Portfolio invests are rated in the lower rating categories (i.e., below investment grade) by the nationally rec-ognized rating services. These securities, which are often referred to as "junk bonds," are subject to greater risk of loss of principal and interest than higher rated securities and are considered to be predominantly specula-tive with respect to the issuer's capacity to pay interest and repay princi-pal.
TOTAL RETURN PORTFOLIO -- seeks to achieve a high return through a combination of current income and capital appreciation by investing in a diversified port-folio of common and preferred stocks, senior corporate debt securities, and U.S. Government and agency obligations, bonds and senior debt securities.

(R) :This is a registered mark used under license from the owner, Alliance Capital Management L.P.

-------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            PROSPECTUS/May 1, 1998
 Investors are advised to carefully read this Prospectus and to retain it for future reference.

GLOBAL DOLLAR GOVERNMENT PORTFOLIO -- seeks a high level of current income through investing substantially all of its assets in U.S. and non-U.S. fixed income securities denominated only in U.S. Dollars. As a secondary objective, the Portfolio seeks capital appreciation. Substantially all of the Portfolio's assets will be invested in high yield, high risk securities that are low-rated (i.e., below investment grade), or of comparable quality and unrated, and that are considered to be predominately speculative as regards the issuer's capac-ity to pay interest and repay principal.
GROWTH PORTFOLIO -- seeks long-term growth of capital by investing primarily in common stocks and other equity securities.
WORLDWIDE PRIVATIZATION PORTFOLIO -- seeks long-term capital appreciation by investing principally in equity securities issued by enterprises that are un-dergoing, or have undergone, privatization. The balance of the Portfolio's in-vestment portfolio will include equity securities of companies that are be-lieved by the Fund's Adviser to be beneficiaries of the privatization process. TECHNOLOGY PORTFOLIO -- seeks growth of capital through investment in compa-nies expected to benefit from advances in technology. The Portfolio invests principally in a diversified portfolio of securities of companies which use technology extensively in the development of new or improved products or processes.
QUASAR PORTFOLIO -- seeks growth of capital by pursuing aggressive investment policies. The Portfolio invests principally in a diversified portfolio of eq-uity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.
REAL ESTATE INVESTMENT PORTFOLIO -- seeks a total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or re-lated to the real estate industry.

-------------------------------------------------------------------------------
                             PURCHASE INFORMATION
-------------------------------------------------------------------------------

The Fund will offer and sell its shares only to separate accounts of certain life insurance companies, for the purpose of funding variable annuity con-tracts and variable life insurance policies. Sales will be made without sales charge at each Portfolio's per share net asset value. Further information can be obtained from Alliance Fund Services, Inc. at the address or telephone num-ber shown above.

An investment in the Fund is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured by the Federal Deposit In-surance Corporation, the Federal Reserve Board or any other agency.

-------------------------------------------------------------------------------
                            ADDITIONAL INFORMATION
-------------------------------------------------------------------------------

This Prospectus sets forth concisely the information which a prospective in-vestor should know about the Fund and each of the Portfolios before applying for certain variable annuity contracts and variable life insurance policies offered by participating insurance companies. It should be read in conjunction with the Prospectus of the separate account of the specific insurance product which accompanies this Prospectus. A "Statement of Additional Information" dated May 1, 1998, which provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call or write Alliance Fund Services, Inc. at the address or telephone number shown above.

                              EXPENSE INFORMATION

SHAREHOLDER TRANSACTION EXPENSES

  The Fund has no sales load on purchases or reinvested dividends, deferred sales load, redemption fee or exchange fee.

                                                    U.S.
                                        GROWTH   GOVERNMENT/                             GLOBAL
                             PREMIER      AND    HIGH GRADE      HIGH-          TOTAL     DOLLAR
                              GROWTH    INCOME   SECURITIES      YIELD         RETURN   GOVERNMENT
                            PORTFOLIO* PORTFOLIO  PORTFOLIO  PORTFOLIO(1)+ ++  PORTFOLIO PORTFOLIO++
                            ---------- --------- ----------- ----------------  --------- -----------
  ANNUAL PORTFOLIO
   OPERATING EXPENSES
   (AS A PERCENTAGE OF
   AVERAGE NET ASSETS)
   Management Fees........     1.00%      .63%       .60%           0%           .63%      .41%
   Other Expenses.........      .08%      .09%       .24%         .95%           .25%      .54%
                               ----       ---        ---          ---            ---       ---
   Total Portfolio
    Operating Expenses....     1.08%      .72%       .84%         .95%           .88%      .95%
                               ====       ===        ===          ===            ===       ===

                                        WORLDWIDE                             REAL ESTATE
                             GROWTH   PRIVATIZATION  TECHNOLOGY    QUASAR      INVESTMENT
                            PORTFOLIO  PORTFOLIO++   PORTFOLIO++ PORTFOLIO++ PORTFOLIO(2)+ ++
                            --------- -------------  ----------- ----------- ----------------
  ANNUAL PORTFOLIO
   OPERATING EXPENSES
   (AS A PERCENTAGE OF
   AVERAGE NET ASSETS)
   Management Fees........     .75%        .40%         .76%        .58%            0%
   Other Expenses.........     .09%        .55%         .19%        .37%          .95%
                               ---         ---          ---         ---           ---
   Total Portfolio
    Operating Expenses....     .84%        .95%         .95%        .95%          .95%
                               ===         ===          ===         ===           ===

--------

* Alliance Capital Management L.P. (the "Adviser") discontinued the expense re-imbursement with respect to the Premier Growth Portfolio effective May 1, 1998.

+Annualized.

++Shareholder transaction expenses shown are net of expense reimbursement.
(1)Inception (10/27/97) through 12/31/97.
(2)Inception (1/9/97) through 12/31/97.

EXAMPLE

  You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (cumulatively through the end of each time period).

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
Premier Growth Portfolio.......................  $11     $34     $60     $132
Growth and Income Portfolio....................  $ 7     $23     $40     $ 89
U.S. Government/High Grade Securities Portfo-
 lio...........................................  $ 9     $27     $47     $104
High-Yield Portfolio...........................  $10     $30     $53     $117
Total Return Portfolio.........................  $ 9     $28     $49     $108
Global Dollar Government Portfolio.............  $10     $30     $53     $117
Growth Portfolio...............................  $ 9     $27     $47     $104
Worldwide Privatization Portfolio..............  $10     $30     $53     $117
Technology Portfolio...........................  $10     $30     $53     $117
Quasar Portfolio...............................  $10     $30     $53     $117
Real Estate Investment Portfolio...............  $10     $30     $53     $117

  The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly and indirectly. "Other Expenses" for the High-Yield Portfolio and the Real Es-tate Investment Portfolio are based on estimated amounts for each Portfolio's current fiscal year. The expenses listed in the table for the High-Yield Port-folio, Global Dollar Government Portfolio, Worldwide Privatization Portfolio, Technology Portfolio, Quasar Portfolio and Real Estate Investment Portfolio are net of voluntary expense reimbursements, which are not required to be continued indefinitely; however, the Adviser intends to continue such reimbursements for the foreseeable future. The Adviser discontinued the expense reimbursement with respect to the Premier Growth Portfolio effective May 1, 1998. The expenses (as a percentage of average net assets) of the following Portfolios, before expense reimbursements, would be: Global Dollar Government Portfolio: Management
Fees --.75%, Other Expenses -- .54% and Total Portfolio Operating Expenses --
 1.29%; Worldwide Privatization Portfolio: Management Fee -- 1.00%, Other Ex-penses -- .55% and Total Portfolio Operating Expenses --1.55%; Technology Port-folio: Management Fees -- 1.00%, Other Expenses -- .19% and Total Operating Ex-penses -- 1.19%; Quasar Portfolio: Management Fees -- 1.00%, Other Expenses --
 .37% and Total Operating Expenses -- 1.37%. The estimated expenses of the Real Estate Investment Portfolio before expense reimbursement would be: Management Fees -- .90%, Other Expenses -- 1.41% and Total Operating Expenses -- 2.31%. The estimated expenses of High-Yield Portfolio before expense reimbursements would be: Management Fees -- .75%, Other Expenses -- 7.51% and Total Operating Expenses --8.26%. The example should not be considered representative of future expenses; actual expenses may be greater or less than those shown.

        -------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
        -------------------------------------------------------------

  The following information as to net asset value, ratios and certain supple-mental data for each of the periods shown below has been audited by Ernst & Young LLP, the Fund's independent auditors, whose unqualified report thereon (referring to Financial Highlights) appears in the Statement of Additional In-formation. The following information should be read in conjunction with the fi-nancial statements and related notes included in the Statement of Additional Information. Further information about the Fund's performance is contained in the Fund's annual report, which is available without charge upon request.

                                          PREMIER GROWTH PORTFOLIO
                                  ---------------------------------------------
                                          YEAR ENDED DECEMBER 31,
                                  ---------------------------------------------
                                    1997     1996     1995     1994      1993
                                  --------  -------  -------  -------   -------
Net asset value, beginning of
 year...........................  $  15.70  $ 17.80  $ 12.37  $ 12.79   $ 11.38
                                  --------  -------  -------  -------   -------
INCOME FROM INVESTMENT OPERA-
 TIONS
 Net investment income(a)(b)....       .04      .08      .09      .03       -0-
 Net realized and unrealized
  gain (loss) on investments....      5.27     3.29     5.44     (.41)     1.43
                                  --------  -------  -------  -------   -------
 Net increase (decrease) in net
  asset value from operations...      5.31     3.37     5.53     (.38)     1.43
                                  --------  -------  -------  -------   -------
LESS: DIVIDENDS AND DISTRIBU-
 TIONS
 Dividends from net investment
  income........................      (.02)    (.10)    (.03)    (.01)     (.01)
 Distributions from net realized
  gains.........................       -0-    (5.37)    (.07)    (.03)     (.01)
                                  --------  -------  -------  -------   -------
 Total dividends and distribu-
  tions.........................      (.02)   (5.47)    (.10)    (.04)     (.02)
                                  --------  -------  -------  -------   -------
 Net asset value, end of year...  $  20.99  $ 15.70  $ 17.80  $ 12.37   $ 12.79
                                  ========  =======  =======  =======   =======
TOTAL RETURN
 Total investment return based
  on net asset value(c).........     33.86%   22.70%   44.85%   (2.96)%   12.63%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of year (000's
  omitted)......................  $472,326  $96,434  $29,278  $37,669   $13,659
 Ratio to average net assets of:
 Expenses, net of waivers and
  reimbursements................       .95%     .95%     .95%     .95%     1.18%
 Expenses, before waivers and
  reimbursements................      1.10%    1.23%    1.19%    1.40%     2.05%
 Net investment income(a).......       .21%     .52%     .55%     .42%      .22%
 Portfolio turnover rate........        27%      32%      97%      38%       42%
 Average commission rate
  paid(d).......................  $  .0541  $ .0609      -0-      -0-       -0-

                                        GROWTH AND INCOME PORTFOLIO
                                 ----------------------------------------------
                                          YEAR ENDED DECEMBER 31,
                                 ----------------------------------------------
                                   1997      1996     1995     1994      1993
                                 --------  --------  -------  -------   -------
Net asset value, beginning of
 year..........................  $  16.40  $  15.79  $ 11.85  $ 12.18   $ 10.99
                                 --------  --------  -------  -------   -------
INCOME FROM INVESTMENT OPERA-
 TIONS
 Net investment income(a)(b)...       .21       .24      .27      .10       .01
 Net realized and unrealized
  gain (loss) on investments...      4.39      3.18     3.94     (.16)     1.27
                                 --------  --------  -------  -------   -------
 Net increase (decrease) in net
  asset value from operations..      4.60      3.42     4.21     (.06)     1.28
                                 --------  --------  -------  -------   -------
LESS: DIVIDENDS AND DISTRIBU-
 TIONS
 Dividends from net investment
  income.......................      (.13)     (.25)    (.13)    (.10)     (.06)
 Distributions from net real-
  ized gains...................      (.94)    (2.56)    (.14)    (.17)     (.03)
                                 --------  --------  -------  -------   -------
 Total dividends and distribu-
  tions........................     (1.07)    (2.81)    (.27)    (.27)     (.09)
                                 --------  --------  -------  -------   -------
 Net asset value, end of year..  $  19.93  $  16.40  $ 15.79  $ 11.85   $ 12.18
                                 ========  ========  =======  =======   =======
TOTAL RETURN
 Total investment return based
  on net asset value(c)........     28.80%    24.09%   35.76%    (.35)%   11.69%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of year (000's
  omitted).....................  $250,202  $126,729  $41,993  $41,702   $22,756
 Ratio to average net assets
  of:
 Expenses, net of waivers and
  reimbursements...............       .72%      .82%     .79%     .90%     1.18%
 Expenses, before waivers and
  reimbursements...............       .72%      .82%     .79%     .91%     1.28%
 Net investment income(a)......      1.16%     1.58%    1.95%    1.71%     1.76%
 Portfolio turnover rate.......        86%       87%     150%      95%       69%
 Average commission rate
  paid(d)......................  $  .0581  $  .0602      -0-      -0-       -0-

--------
(a) Net of expenses reimbursed or waived by the Adviser.
(b) Based on average shares outstanding.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and re-demption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(d) For fiscal years beginning on or after September 1, 1995, a fund is re-quired to disclose its average commission rate per share for trades on which commissions are charged.

        -------------------------------------------------------------
                             FINANCIAL HIGHLIGHTS
        -------------------------------------------------------------

                           U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
                           -----------------------------------------------------
                                       YEAR ENDED DECEMBER 31,
                           -----------------------------------------------------
                             1997       1996       1995       1994       1993
                           ---------  ---------  ---------  ---------  ---------
Net asset value, begin-
 ning of year............     $11.52     $11.66     $ 9.94    $10.72     $ 9.89
                           ---------  ---------  ---------  --------   --------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment
  income(a)(b)...........        .68        .66        .65       .28        .43
 Net realized and
  unrealized gain (loss)
  on investments.........        .29       (.39)      1.25      (.71)       .48
                           ---------  ---------  ---------  --------   --------
 Net increase (decrease)
  in net asset value from
  operations.............        .97        .27       1.90      (.43)       .91
                           ---------  ---------  ---------  --------   --------
LESS: DIVIDENDS AND DIS-
 TRIBUTIONS
 Dividends from net in-
  vestment income........       (.54)      (.28)      (.18)     (.21)      (.08)
 Distributions from net
  realized gains.........       (.02)      (.13)       -0-      (.14)       -0-
                           ---------  ---------  ---------  --------   --------
 Total dividends and dis-
  tributions.............       (.56)      (.41)      (.18)     (.35)      (.08)
                           ---------  ---------  ---------  --------   --------
 Net asset value, end of
  year...................     $11.93     $11.52     $11.66    $ 9.94     $10.72
                           =========  =========  =========  ========   ========
TOTAL RETURN
 Total investment return
  based on net asset
  value(c)...............       8.68%      2.55%     19.26%    (4.03)%     9.20%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of year
  (000's omitted)........    $36,198    $29,150    $16,947  $  5,101   $  1,350
 Ratio to average net as-
  sets of:
 Expenses, net of waivers
  and reimbursements.....        .84%       .92%       .95%      .95%      1.16%
 Expenses, before waivers
  and reimbursements.....        .84%       .98%      1.58%     3.73%      5.42%
 Net investment
  income(a)..............       5.89%      5.87%      5.96%     5.64%      4.59%
 Portfolio turnover rate.        114%       137%        68%       32%       177%

                                                            HIGH-YIELD PORTFOLIO
                                                            --------------------
                                                                OCTOBER 27,
                                                                  1997(D)
                                                                     TO
                                                                DECEMBER 31,
                                                                    1997
                                                            --------------------
Net asset value, beginning of period......................         $10.00
                                                                   ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income(a)(b)..............................            .13
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions.......................            .20
                                                                   ------
 Net increase (decrease) in net asset value from
  operations..............................................            .33
                                                                   ------
LESS: DISTRIBUTIONS
 Dividends from net investment income.....................            -0-
                                                                   ------
 Net asset value, end of period...........................         $10.33
                                                                   ======
TOTAL RETURN
 Total investment return based on net asset value(c)......           3.30%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (000's omitted)................         $1,141
 Ratio to average net assets of:
 Expenses, net of waivers and reimbursements..............            .95%(e)
 Expenses, before waivers and reimbursements..............           8.26%(e)
 Net investment income(a).................................           7.28%(e)
 Portfolio turnover rate..................................             8%

--------
(a) Net of expenses reimbursed or waived by the Adviser.
(b) Based on average shares outstanding.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and re-demption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(d) Commencement of operations.
(e) Annualized.

        -------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
        -------------------------------------------------------------

                                             TOTAL RETURN PORTFOLIO
                                      -----------------------------------------
                                            YEAR ENDED DECEMBER 31,
                                      -----------------------------------------
                                       1997     1996     1995    1994     1993
                                      -------  -------  ------  ------   ------
Net asset value, beginning of year..   $14.63   $12.80  $10.41  $10.97   $10.01
                                      -------  -------  ------  ------   ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income(a)(b)........      .39      .27     .36     .15      .15
 Net realized and unrealized gain
  (loss) on investments ............     2.62     1.66    2.10    (.56)     .81
                                      -------  -------  ------  ------   ------
 Net increase (decrease) in net as-
  set value from operations.........     3.01     1.93    2.46    (.41)     .96
                                      -------  -------  ------  ------   ------
LESS: DIVIDENDS AND DISTRIBUTIONS
 Dividends from net investment in-
  come..............................     (.23)    (.07)   (.07)   (.09)     -0-
 Distributions from net realized
  gains ............................     (.49)    (.03)    -0-    (.06)     -0-
                                      -------  -------  ------  ------   ------
 Total dividends and distributions..     (.72)    (.10)   (.07)   (.15)     -0-
                                      -------  -------  ------  ------   ------
 Net asset value, end of year.......   $16.92   $14.63  $12.80  $10.41   $10.97
                                      =======  =======  ======  ======   ======
TOTAL RETURN
 Total investment return based on
  net asset value(c)................    21.11%   15.17%  23.67%  (3.77)%   9.59%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of year (000's
  omitted)..........................  $42,920  $25,875  $8,242  $  750   $  360
 Ratio to average net assets of:
 Expenses, net of waivers and reim-
  bursements........................      .88%     .95%    .95%    .95%    1.20%
 Expenses, before waivers and reim-
  bursements........................      .88%    1.12%   4.49%  19.49%   25.96%
 Net investment income(a)...........     2.46%    2.76%   3.16%   2.29%    1.45%
 Portfolio turnover rate............       65%      57%     30%     83%      25%
 Average commission rate paid(d)....   $.0577   $.0593     -0-     -0-      -0-

                                                    GLOBAL DOLLAR
                                                 GOVERNMENT PORTFOLIO
                                          -------------------------------------
                                               YEAR ENDED             MAY 2,
                                              DECEMBER 31,          1994(E) TO
                                          -----------------------  DECEMBER 31,
                                           1997     1996    1995       1994
                                          -------  ------  ------  ------------
Net asset value, beginning of period....  $ 14.32  $11.95  $ 9.84     $10.00
                                          -------  ------  ------     ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income(a)(b)............     1.17    1.10     .92        .36
 Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions..........................      .70    1.78    1.32       (.52)
                                          -------  ------  ------     ------
 Net increase (decrease) in net asset
  value from operations.................     1.87    2.88    2.24       (.16)
                                          -------  ------  ------     ------
LESS: DIVIDENDS AND DISTRIBUTIONS
 Dividends from net investment income...     (.61)   (.48)   (.13)       -0-
 Distributions from net realized gains .     (.93)   (.03)    -0-        -0-
                                          -------  ------  ------     ------
 Total dividends and distributions .....    (1.54)   (.51)   (.13)       -0-
                                          -------  ------  ------     ------
 Net asset value, end of period.........  $ 14.65  $14.32  $11.95     $ 9.84
                                          =======  ======  ======     ======
TOTAL RETURN
 Total investment return based on net
  asset value(c)........................    13.23%  24.90%  22.98%     (1.60)%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (000's
  omitted)..............................  $15,378  $8,847  $3,778     $1,146
 Ratio to average net assets of:
 Expenses, net of waivers and
  reimbursements........................      .95%    .95%    .95%       .95%(f)
 Expenses, before waivers and
  reimbursements........................     1.29%   1.97%   4.82%     15.00%(f)
 Net investment income(a)...............     7.87%   8.53%   8.65%      6.02%(f)
 Portfolio turnover rate................      214%    155%     13%         9%

--------
(a) Net of expenses reimbursed or waived by the Adviser.
(b) Based on average shares outstanding.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and re-demption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(d) For fiscal years beginning on or after September 1, 1995, a fund is re-quired to disclose its average commission rate per share for trades on which commissions are charged.
(e) Commencement of operations.
(f) Annualized.

        -------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
        -------------------------------------------------------------

                                                  GROWTH
                                                 PORTFOLIO
                              --------------------------------------------------
                                     YEAR ENDED
                                    DECEMBER 31,           SEPTEMBER 15, 1994(E)
                              ---------------------------     TO DECEMBER 31,
                                1997      1996     1995            1994
                              --------  --------  -------  ---------------------
Net asset value, beginning
 of period..................  $  17.92  $  14.23  $ 10.53         $10.00
                              --------  --------  -------         ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment
  income(a)(b)..............       .07       .06      .17            .03
 Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions..............      5.18      3.95     3.54            .50
                              --------  --------  -------         ------
 Net increase (decrease) in
  net asset value from
  operations................      5.25      4.01     3.71            .53
                              --------  --------  -------         ------
LESS: DIVIDENDS AND
 DISTRIBUTIONS
 Dividends from net
  investment income.........      (.03)     (.04)    (.01)           -0-
 Distributions from net
  realized gains ...........      (.72)     (.28)     -0-            -0-
                              --------  --------  -------         ------
 Total dividends and
  distributions ............      (.75)     (.32)    (.01)           -0-
                              --------  --------  -------         ------
 Net asset value, end of
  period....................  $  22.42  $  17.92  $ 14.23         $10.53
                              ========  ========  =======         ======
TOTAL RETURN
 Total investment return
  based on net asset
  value(c)..................     30.02%    28.49%   35.23%          5.30%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period
  (000's omitted)...........  $235,875  $138,688  $45,220         $5,492
 Ratio to average net assets
  of:
 Expenses, net of waivers
  and reimbursements........       .84%      .93%     .95%           .95%(f)
 Expenses, before waivers
  and reimbursements........       .84%      .93%    1.27%          4.19%(f)
 Net investment income(a)...       .37%      .35%    1.31%          1.17%(f)
 Portfolio turnover rate....        62%       98%      86%            25%
 Average commission rate
  paid (d)..................  $  .0548    $.0578      -0-            -0-

                                       WORLDWIDE PRIVATIZATION PORTFOLIO
                          ------------------------------------------------------------
                           YEAR ENDED   YEAR ENDED   YEAR ENDED  SEPTEMBER 23, 1994(E)
                          DECEMBER 31, DECEMBER 31, DECEMBER 31,    TO DECEMBER 31,
                              1997         1996         1995             1994
                          ------------ ------------ ------------ ---------------------
Net asset value,
 beginning of period....    $ 13.13      $ 11.17       $10.10           $10.00
                            -------      -------       ------           ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment
  income(a)(b)..........        .25          .28          .32              .10
 Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  transactions..........       1.17         1.78          .78              -0-
                            -------      -------       ------           ------
 Net increase in net
  asset value from
  operations............       1.42         2.06         1.10              .10
                            -------      -------       ------           ------
LESS: DISTRIBUTIONS
 Dividends from net
  investment income.....       (.16)        (.10)        (.03)             -0-
 Distributions from net
  realized gains........       (.19)         -0-          -0-              -0-
                            -------      -------       ------           ------
 Total dividends and
  distributions.........       (.35)        (.10)        (.03)             -0-
                            -------      -------       ------           ------
 Net asset value, end of
  period................    $ 14.20      $ 13.13       $11.17           $10.10
                            -------      -------       ------           ------
TOTAL RETURN
 Total investment return
  based on net asset
  value(c)..............      10.75%       18.51%       10.87%            1.00%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of
  period (000's
  omitted)..............    $41,818      $18,807       $5,947           $1,127
 Ratio to average net
  assets of:
 Expenses, net of
  waivers and
  reimbursements........        .95%         .95%         .95%             .95%(f)
 Expenses, before
  waivers and
  reimbursements........       1.55%        1.85%        4.17%           18.47%(f)
 Net investment
  income(a).............       1.76%        2.26%        2.96%            4.27%(f)
 Portfolio turnover
  rate..................         58%          47%          23%               0%
 Average commission rate
  paid(d)...............     $.0137       $.0148          -0-              -0-

--------
(a) Net of expenses reimbursed or waived by the Adviser.
(b) Based on average shares outstanding.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and re-demption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(d) For fiscal years beginning on or after September 1, 1995, a fund is re-quired to disclose its average commission rate per share for trades on which commissions are charged.
(e) Commencement of operations.
(f) Annualized.

        -------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

        -------------------------------------------------------------

                                                      TECHNOLOGY PORTFOLIO
                                                --------------------------------
                                                 YEAR ENDED  JANUARY 11, 1996(E)
                                                DECEMBER 31,   TO DECEMBER 31,
                                                    1997            1996
                                                ------------ -------------------
Net asset value, beginning of period..........    $ 11.04          $ 10.00
                                                  -------          -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income(a)(b)..................        .02              .11
 Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions................................        .69              .93
                                                  -------          -------
 Net increase (decrease) in net asset value
  from operations.............................        .71             1.04
                                                  -------          -------
LESS: DISTRIBUTIONS
 Dividends from net investment income.........       (.03)             -0-
 Distributions from net realized gains........        -0-              -0-
                                                  -------          -------
 Total dividends and distributions............       (.03)             -0-
                                                  -------          -------
 Net asset value, end of period...............    $ 11.72          $ 11.04
                                                  =======          =======
TOTAL RETURN
 Total investment return based on net asset
  value(c)....................................       6.47%           10.40%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (000's omitted)....    $69,240          $28,083
 Ratio to average net assets of:
 Expenses, net of waivers and reimbursements..        .95%             .95%(f)
 Expenses, before waivers and reimbursements..       1.19%            1.62%(f)
 Net investment income(a).....................        .16%            1.17%(f)
 Portfolio turnover rate......................         46%              22%
 Average commission rate paid(d)..............     $.0542           $.0553

                                                                REAL ESTATE
                                    QUASAR PORTFOLIO        INVESTMENT PORTFOLIO
                             ------------------------------ --------------------
                              YEAR ENDED  AUGUST 5, 1996(E)  JANUARY 9, 1997(E)
                             DECEMBER 31,  TO DECEMBER 31,    TO DECEMBER 31,
                                 1997           1996                1997
                             ------------ ----------------- --------------------
Net asset value, beginning
 of period.................    $ 10.64         $10.00             $ 10.00
                               -------         ------             -------
INCOME FROM INVESTMENT OP-
 ERATIONS
 Net investment
  income(a)(b).............        .02            .04                 .56
 Net realized and
  unrealized gain (loss) on
  investments and foreign
  currency transactions....       1.96            .60                1.78
                               -------         ------             -------
 Net increase (decrease) in
  net asset value from
  operations...............       1.98            .64                2.34
                               -------         ------             -------
LESS: DISTRIBUTIONS
 Dividends from net
  investment income........       (.01)           -0-                 -0-
                               -------         ------             -------
 Net asset value, end of
  period...................    $ 12.61         $10.64             $ 12.34
                               =======         ======             =======
TOTAL RETURN
 Total investment return
  based on net asset
  value(c).................      18.60%          6.40%              23.40%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period
  (000's omitted)..........    $59,277         $8,842             $13,694
 Ratio to average net as-
  sets of:
 Expenses, net of waivers
  and reimbursements.......        .95%           .95%(f)             .95%(f)
 Expenses, before waivers
  and reimbursements.......       1.37%          4.44%(f)            2.31%(f)
 Net investment income(a)..        .17%           .93%(f)            5.47%(f)
 Portfolio turnover rate...        210%            40%                26%
 Average commission rate
  paid(d)..................     $.0521         $.0511              $.0526

--------
(a) Net of expenses reimbursed or waived by the Adviser.
(b) Based on average shares outstanding.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and re-demption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(d) For fiscal years beginning on or after September 1, 1995, a fund is re-quired to disclose its average commission rate per share for trades on which commissions are charged.
(e) Commencement of operations.
(f) Annualized.

        -------------------------------------------------------------

                         DESCRIPTION OF THE PORTFOLIOS

        -------------------------------------------------------------

INTRODUCTION TO THE FUND

The Fund was established as a corporation in Maryland. The Fund is an open-end management investment company commonly known as a "mutual fund" whose shares are offered in separate series each referred to as a "Portfolio." Because the Fund offers multiple Portfolios, it is known as a "series fund." Each Portfo-lio is a separate pool of assets constituting, in effect, a separate fund with its own investment objectives and policies.

A shareholder in a Portfolio will be entitled to his or her pro rata share of all dividends and distributions arising from that Portfolio's assets and, upon redeeming shares of that Portfolio, the shareholder will receive the then cur-rent net asset value of that Portfolio represented by the redeemed shares. (See "Purchase and Redemption of Shares"). While the Fund has no present in-tention of doing so, the Fund is empowered to establish, without shareholder approval, additional portfolios which may have different investment objec-tives.

The Fund currently has 19 Portfolios, 11 of which are offered by this Prospec-tus: the Premier Growth Portfolio, the Growth and Income Portfolio, the U.S. Government/High Grade Securities Portfolio, the High-Yield Portfolio, the To-tal Return Portfolio, the Global Dollar Government Portfolio, the Growth Port-folio, the Worldwide Privatization Portfolio, the Technology Portfolio, the Quasar Portfolio and the Real Estate Investment Portfolio.

The Fund is intended to serve as the investment medium for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

It is conceivable that in the future it may be disadvantageous for variable annuity and variable life insurance separate accounts to invest simultaneously in the Fund. Currently, however, the Fund does not foresee any disadvantage to the holders of variable annuity contracts and variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Fund's Directors intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in re-sponse thereto.

The investment objectives and policies of each Portfolio are set forth below. There can be, of course, no assurance that any of the Portfolios will achieve its respective investment objectives.

INVESTMENT OBJECTIVES AND POLICIES

GENERAL

Each Portfolio has different investment objectives which it pursues through separate investment policies as described herein. The differences in objec-tives and policies among the Portfolios determine the types of portfolio secu-rities in which each Portfolio invests, and can be expected to affect the de-gree of risk to which each Portfolio is subject and each Portfolio's yield or return. Each Portfo-lio's investment objectives cannot be changed without approval by the holders of a majority of such Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "Act"). The Fund may change each Portfolio's investment policies that are not designated "fundamen-tal policies" within the meaning of the Act upon notice to shareholders of the Portfolio, but without their approval. The types of portfolio securities in which each Portfolio may invest are described in greater detail below.

PREMIER GROWTH PORTFOLIO

General. The investment objective of the Premier Growth Portfolio is growth of capital by pursuing aggressive investment policies. Since investments are made based upon their potential for capital appreciation, current income is inci-dental to the objective of capital growth. Because of the market risks inher-ent in any investment, the selection of securities on the basis of their ap-preciation possibilities cannot ensure against possible loss in value, and there is, of course, no assurance that the Portfolio's investment objective will be met. The Portfolio is therefore not intended for investors whose prin-cipal objective is assured income and conservation of capital.

The Portfolio invests predominantly in the equity securities (common stocks, securities convertible into common stocks and rights and warrants to subscribe for or purchase common stocks) of a limited number of large, carefully select-ed, high-quality U.S. companies that, in the judgment of Alliance Capital Man-agement L.P. (the "Adviser"), are likely to achieve superior earnings growth. Normally, about 40 companies are represented in the Portfolio's investment portfolio, with the 25 most highly regarded of these companies usually consti-tuting approximately 70% of the Portfolio's net assets. The Portfolio thus differs from more typical equity mutual funds by investing most of its assets in a relatively small number of intensively researched companies and is de-signed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

The Portfolio, under normal circumstances, invests at least 85% of the value of its total assets in the equity securities of U.S. companies. The Portfolio defines U.S. companies to be entities (i) that are organized under the laws of the United States and have their principal office in the United States, and
(ii) the equity securities of which are traded principally in the United States securities markets.

Within the investment framework described herein, Alfred Harrison, who heads the Adviser's "Large Cap Growth Group," is ultimately responsible for the in-vestment decisions for the Portfolio. In managing the Portfolio's assets, the Adviser's investment strategy emphasizes stock selection and investment in the securities of a limited number of issuers. As one of the largest multinational investment firms, the Adviser has access to considerable information concern-ing all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the managements of most of the companies in its research universe.

The Adviser's analysts prepare their own earnings estimates and financial mod-els for each company followed. While each analyst has responsibility for following companies in one or more identified sectors and/or industries, the lateral structure of the Adviser's research organization and constant communication among the analysts result in decision-making based on the relative attractive-ness of stocks among industry sectors. The focus during this process is on the early recognition of change on the premise that value is created through the dynamics of changing company, industry and economic fundamentals. Research em-phasis is placed on the identification of companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

The Adviser's investment strategy for the Fund emphasizes stock selection and investment in the securities of a limited number of issuers. The Adviser re-lies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospec-tive earnings growth is not fully reflected in current market valuations.

In the managing of the Portfolio's investment portfolio, the Adviser seeks to utilize market volatility judiciously (assuming no change in company fundamen-tals) to adjust the Portfolio's positions. The Portfolio strives to capitalize on apparently unwarranted price fluctuations, both to purchase or increase po-sitions on weaknesses and to sell or reduce overpriced holdings. Under normal circumstances, the Portfolio will remain substantially fully invested in eq-uity securities and will not take significant cash positions for market timing purposes. Rather, during a market decline, while adding to positions in fa-vored stocks, the Portfolio will tend to become somewhat more aggressive, gradually reducing somewhat the number of companies represented in the Portfo-lio's portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio will tend to become somewhat more con-servative, gradually increasing the number of companies represented in the Portfolio's portfolio. Through this "buying into declines" and "selling into strength," the Adviser seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

The Adviser expects the average weighted market capitalization of companies represented in the Portfolio's portfolio (i.e., the number of a company's shares outstanding multiplied by the price per share) to normally be in the range of or exceed the average weighted market capitalization of companies comprising the "S&P 500" (Standard & Poor's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity) based upon the aggregate performance of a selected portfolio of publicly traded stocks, including monthly adjustments to reflect the reinvestment of dividends and distribu-tions.

The Portfolio intends to invest in special situations from time to time. A special situation arises when, in the opinion of the Portfolio's management, the securities of a particular company will, within a reasonably estimable pe-riod of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole.

Short Sales. The Premier Growth Portfolio may not sell securities short, ex-cept that it may make short sales "against the box." A short sale is effected by selling a security which the Portfolio does not own, or if the Portfolio does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that the Portfolio con-temporaneously owns or has the right to obtain securities identical to those sold short without payment. Not more than 15% of the value of the Portfolio's net assets will be in deposits on short sales "against the box."

Puts and Calls. The Premier Growth Portfolio may write call options and may purchase and sell put and call options written by others, combinations thereof or similar options. The Portfolio may not write put options. The buyer of an option, upon payment of a premium obtains, in the case of a put option, the right to deliver to the writer of the option and, in the case of a call op-tion, the right to call upon the writer to deliver, a specified number of shares of a specified stock on or before a fixed date at a predetermined price.

Writing, purchasing and selling call options are highly specialized activities and entail greater than ordinary investment risks. When calls written by the Portfolio are exercised, the Portfolio will be obligated to sell stocks below the current market price. A call written by the Portfolio will not be sold un-less the Portfolio at all times during the option period owns either (a) the optioned securities, or securities convertible into or carrying rights to ac-quire the optioned securities, or (b) an offsetting call option on the same securities.

The Premier Growth Portfolio will not sell a call option written or guaranteed by it if, as a result of such sale, the aggregate of the Portfolio's securi-ties subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Portfolio's total assets. The Portfolio will not sell any call option if such sale would result in more than 10% of the Portfolio's assets being committed to call op-tions written by the Portfolio, which, at the time of sale by the Portfolio, have a remaining term of more than 100 days.

As noted, the Portfolio may also purchase and sell put and call options writ-ten by others, combinations thereof, or similar options, but the aggregate cost of all outstanding options purchased and held by the Portfolio shall at no time exceed 10% of the Portfolio's total assets. If an option is not so sold and is permitted to expire without being exercised, the Portfolio would suffer a loss in the amount of the premium paid by the Portfolio for the op-tion.

Options on Market Indices. The Portfolio may purchase and sell exchange-traded index options. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a se-curity at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

GROWTH AND INCOME PORTFOLIO

The Growth and Income Portfolio's investment objective is to seek reasonable cur-rent income and reasonable opportunity for appreciation through invest-ments primarily in dividend-paying common stocks of good quality. Whenever the economic outlook is unfavorable for investment in common stock, investments in other types of securities, such as bonds, convertible bonds, preferred stock and convertible preferred stocks may be made by the Portfolio. Purchases and sales of portfolio securities are made at such times and in such amounts as are deemed advisable in light of market, economic and other conditions.

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO

The investment objective of the U.S. Government/High Grade Securities Portfo-lio is high current income consistent with preservation of capital. In seeking to achieve this objective, the Portfolio invests principally in a portfolio of: (i) obligations issued or guaranteed by the U.S. Government and repurchase agreements pertaining to U.S. Government Securities, and (ii) other high grade debt securities rated AAA, AA or A by Standard & Poor's Corporation ("S&P"), Duff & Phelps Credit Rating Co. ("Duff & Phelps") or Fitch IBCA, Inc. ("Fitch") or Aaa, Aa or A by Moody's Investors Service, Inc. ("Moody's") or that have not received a rating but are determined to be of comparable quality by the Adviser. As a fundamental investment policy, the Portfolio invests at least 65% of its total assets in these types of securities, including the se-curities held subject to repurchase agreements. The average weighted maturity of the Portfolio's portfolio of U.S. Government securities is expected to vary between one year or less and 30 years. See "Other Investment Policies and Techniques -- Fixed-Income Securities." The Portfolio may utilize certain other investment techniques, including options and futures contracts, intended to enhance income and reduce market risk. The Portfolio is designed primarily for long-term investors and investors should not consider it a trading vehi-cle. As with all investment company portfolios, there can be no assurance that the Portfolio's objective will be achieved.

The Portfolio is subject to the diversification requirements imposed by the Internal Revenue Code of 1986, as amended, which, among other things, limits the Portfolio to investing no more than 55% of its total assets in any one in-vestment. For this purpose, all securities issued or guaranteed by the U.S. Government are considered a single investment. Accordingly, the U.S. Govern-ment/High Grade Securities Portfolio limits its purchases of U.S. Government Securities to 55% of the total assets of the Portfolio. Consistent with this limitation, the Portfolio, as a matter of fundamental policy, invests at least 45% of its total assets in U.S. Government Securities. Nevertheless, the Port-folio reserves the right to modify the percentage of its investments in U.S. Government Securities in order to comply with all applicable tax requirements.

U.S. Government Securities. Securities issued or guaranteed by the U.S. Gov-ernment include: (i) U.S. Treasury obligations, which differ only in their in-terest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (generally matu-rities of greater than 10 years), all of which are backed by the full faith and credit of the United States; and (ii) obligations issued or guaranteed by the U.S. Government, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage As-sociation; some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., obliga-tions of the Student Loan Marketing Association. See the Statement of Addi-tional Information of the Fund for a description of obligations issued or guar-anteed by the U.S. Government.

High Grade Securities. High grade debt securities which, together with U.S. Government Securities, constitute at least 65% of the Portfolio's assets, in-clude:

  1. Debt securities which are rated AAA, AA or A by S&P, Duff & Phelps or Fitch or Aaa, Aa or A by Moody's;

  2. Obligations of, or guaranteed by, national or state bank holding compa-nies, which obligations, although not rated as a matter of policy by either S&P or Moody's, are rated AAA, AA or A by Fitch;

  3. Commercial paper rated A-1+, A-1, A-2 or A-3 by S&P, Prime-1, Prime-2 or Prime-3 by Moody's, D-1, D-2 or D-3 by Duff & Phelps or F1, F2 or F3 by Fitch; and

  4. Bankers' acceptances or negotiable certificates of deposit issued by banks rated AAA, AA or A by Fitch.

Other Securities. While the Portfolio's investment strategy normally emphasizes U.S. Government Securities and high grade debt securities, the Portfolio may, where consistent with its investment objective, invest up to 35% of its total assets in other types of securities, including, (i) investment grade corporate debt securities of a type other than the high grade debt securities described above (including collateralized mortgage obligations), (ii) certificates of de-posit, bankers' acceptances and interest-bearing savings deposits of banks hav-ing total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation, and (iii) put and call options, futures con-tracts and options on futures contracts. Investment grade debt securities de-scribed in (i) above are those rated BBB or higher by S&P, Duff & Phelps or Fitch or Baa or higher by Moody's or, if not so rated, are of equivalent in-vestment quality in the opinion of the Adviser. Securities rated BBB by S&P, Duff & Phelps or Fitch or Baa by Moody's normally provide higher yields but may be considered to have speculative characteristics. See "Other Investment Poli-cies and Techniques -- Securities Ratings." " -- Investment in Securities Rated Baa and BBB" and Appendix A.

HIGH-YIELD PORTFOLIO

The primary investment objective of the High-Yield Portfolio is to earn the highest level of current income available without assuming undue risk by in-vesting principally in high-yielding fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch or, if not rated, of comparable investment quality as determined by the Adviser. As a secondary ob-jective, the High-Yield Portfolio will seek capital appreciation, but only when consistent with its primary objec-tive. Capital appreciation may result, for example, from an improvement in the credit standing of an issuer whose securities are held by the Portfolio or from a general decline in interest rates or a combination of both. Conversely, capital depreciation may result, for example, from a lowered credit standing or a general rise in interest rates, or a combination of both.

Consistent with the High-Yield Portfolio's primary investment objective, it is anticipated that, under normal conditions, at least 65% of the total assets of the High-Yield Portfolio will be invested in fixed-income securities rated be-low Baa by Moody's or below BBB by S&P, Duff & Phelps or Fitch or, if unrated, of comparable investment quality as determined by the Adviser. Such high-risk, high-yield securities (commonly referred to as "junk bonds") are considered to have speculative or, in, the case of relatively low ratings, predominantly speculative characteristics. See "Other Investment Policies and Techniques --
 Securities Ratings," " -- Investments in Lower-Rated Fixed-Income Securities" and Appendix A. There is no minimum rating requirement applicable to the Port-folio's investments in fixed-income securities.

As of December 31, 1997, the percentages of the Portfolio's assets invested in securities rated (or considered by the Adviser to be of equivalent quality to securities rated) in particular rating categories were 0% in A and above, 3.16% in Ba or BB, 85.90% in B, .48% in CCC and 10.46% in unrated securities. The Fund did not invest in securities rated below CCC by each of Moody's, S&P, Duff & Phelps and Fitch or, if not rated, considered by the Adviser to be of equivalent quality to securities so rated.

When the spreads between the yields derived from lower rated securities and those derived from higher-rated issues are relatively narrow, the Portfolio may invest in the higher-rated issues since they may provide similar yields with somewhat less risk. Fixed-income securities appropriate for the Portfolio may include both convertible and non-convertible debt securities and preferred stock.

Municipal Securities. In circumstances where the Adviser determines that in-vestment in municipal obligations would facilitate the High-Yield Portfolio's ability to accomplish its investment objectives, it may invest up to 20% of its assets in such obli- gations, including municipal bonds issued at a dis-count. Dividends on shares attributable to interest on municipal securities held by the Portfolio will not be exempt from Federal income taxes.

Public Utilities. The High-Yield Portfolio's investments in public utilities, if any, may be subject to certain risks incurred by the Portfolio due to Fed-eral, state or municipal regulatory changes, insufficient rate increases or cost overruns.

Mortgage-Related Securities. The High-Yield Portfolio may invest without limi-tation in mortgage-related securities that provide funds for mortgage loans made to residential homeowners. These include securities which represent in-terests in pools of fixed and adjustable mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the High-Yield Portfolio) by various governmental, government-related and private organizations.

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In-stead, these securities provide for a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securi-ties. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-gov-ernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guaran-tees, including individual loan, title, pool and hazard insurance. There can be no assurance that the private insurers can meet their obligations under the policies. The High-Yield Portfolio may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers the Adviser determines that the securities meet the Portfolio's investment criteria. Although the market for mortgage-related secu-rities is becoming increasingly liquid, those issued by certain private organi-zations may not be readily marketable. In particular, the secondary markets for mortgage-related securities representing interests in pass-through pools cre-ated by non-governmental issuers may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting a Fund's ability to buy or sell those securities at any particular time. The High-Yield Portfolio will not purchase mortgage-related securities or any other assets which in the Adviser's opinion are illiquid if, as a result, more than 10% of the value of the Portfolio's total assets will be illiquid.

The Adviser expects that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be second mortgages or alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with the High-Yield Portfolio's investment objective and policies, consider making investments in such new types of securities.

The High-Yield Portfolio may invest up to 5% of the value of its total assets directly in mortgages secured by residential real estate. Unlike pass-through securities, whole loans constitute direct investment in mortgages inasmuch as the Portfolio, rather than a financial intermediary, becomes the mortgagee with respect to such loans purchased by the Portfolio.

Writing Covered Put and Call Options. The High-Yield Portfolio may write cov-ered call options listed on one or more national se-curities exchanges and on foreign currencies in an aggregate amount not to exceed 25% of its total as-sets. (See "Other Investment Policies and Techniques -- Writing Covered Call Options").

In addition to writing covered call options, the High-Yield Portfolio may write covered put options listed on one or more national securities exchanges and on foreign currencies. A put option gives the purchaser of the option, upon pay-ment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. When the High-Yield Portfolio writes a put option it maintains in a segregated ac-count cash or U.S. Government securities in an amount adequate to purchase the underlying security should the put be exercised. The High-Yield Portfolio will not write a put option if, as a result thereof, the aggregate of its portfolio securities subject to outstanding options (valued at the lower of the option price or market value of such securities) would exceed 15% of such Portfolio's total assets.

Purchasing Put and Call Options. In addition to writing put and call options, the High-Yield Portfolio may purchase put and call options written by others covering the types of securities in which the Portfolio may invest, and may purchase put and call options on foreign currencies. The Portfolio may purchase put and call options to provide protection against adverse price or yield ef-fects from anticipated changes in prevailing interest rates in the same manner discussed below under "Other Investment Policies and Techniques -- When-Issued Securities and Forward Commitments." In purchasing a call option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security or currency increased by an amount in excess of the premium paid. It would realize a loss if the price of the security or currency declined or remained the same or did not increase during the period by more than the amount of the premium. By purchasing a put option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security or currency decreased by an amount in excess of the premium paid. It would realize a loss if the price of the security or currency increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a realized loss to the Portfolio.

The High-Yield Portfolio may dispose of an option which it has purchased by entering into a "closing sale transaction" with the writer of the option. A closing sale transaction terminates the obligation of the writer of the option and does not result in the ownership of an option. The Portfolio realizes a profit or loss from a closing sale transaction if the premium received from the transaction is more than or less than the cost of the option.

When the High-Yield Portfolio purchases put or call options, or when it writes cov-ered put or call options as described above, it does so in negotiated transactions. The Portfolio effects such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Op-tions purchased or written by the Portfolio in negotiated transactions are il-liquid and it may not be possible for the Portfolio to effect a closing sale transaction at a time when the Adviser believes it would be advantageous to do so.

Futures Contracts and Options on Futures. The High-Yield Portfolio may invest in financial futures contracts ("futures contracts") and related options there-on. If the Adviser anticipates that interest rates will rise, the Portfolio may sell a futures contract or a call option thereon or purchase a put option on such futures contracts as a hedge against a decrease in the value of the Port-folio's securities. If the Adviser anticipates that interest rates will de-cline, the Portfolio may purchase a futures contract or a call option thereon to protect against an increase in the price of the securities the Portfolio in-tends to purchase. These futures contracts and related options thereon will be used only as a hedge against anticipated interest rate changes.

Subject to appropriate regulatory relief, the Portfolio may not enter into futures contracts or related options thereon if immediately thereafter the amount committed to margin plus the amount paid for premiums for unexpired op-tions on futures contracts exceeds 5% of the value of the Portfolio's total as-sets. The Portfolio may not purchase or sell futures contracts or related op-tions thereon if immediately thereafter more than 30% of its net assets would be hedged. See "Other Investment Policies and Techniques -- Hedging Tech-niques -- Futures Contracts and Options on Futures Contracts."

TOTAL RETURN PORTFOLIO

The investment objective of the Total Return Portfolio is to achieve a high re-turn through a combination of current income and capital appreciation. The To-tal Return Portfolio's assets are invested in U.S. Government and agency obli-gations, bonds, fixed-income senior securities (including short and long-term debt securities and preferred stocks to the extent their value is attributable to their fixed-income characteristics), preferred and common stocks in such proportions and of such type as are deemed best adapted to the current economic and market outlooks. The percentage of the Portfolio's assets invested in each type of security at any time shall be in accordance with the judgment of the Adviser.

GLOBAL DOLLAR GOVERNMENT PORTFOLIO

The Global Dollar Government Portfolio's primary investment objective is to seek a high level of current income. Its secondary investment objective is cap-ital appreciation. In seeking to achieve these objectives, the Portfolio in-vests at least 65% of its total assets in fixed income securities issued or guaranteed by foreign governments, including participations in loans between foreign governments and financial institutions, and interests in entities or-ganized and operated for the purpose of restructuring the investment charac-teristics of instruments issued or guaranteed by foreign governments ("Sover-eign Debt Obligations"). The Portfolio's investments in Sovereign Debt Obliga-tions emphasize obligations of a type customarily referred to as "Brady
Bonds," that are issued as part of debt restructurings and that are col-lateralized in full as to principal due at maturity by zero coupon obligations issued by the U.S. government, its agencies or instrumentalities ("Collateral-ized Brady Bonds"). The Portfolio may also invest up to 35% of its total as-sets in U.S. and non-U.S. corporate fixed income securities. The Portfolio limits its investments in Sovereign Debt Obligations and U.S. and non-U.S. corporate fixed income securities to U.S. dollar denominated securities. The Adviser expects that, based upon current market conditions, the Portfolio's investment portfolio of U.S. fixed-income securities will have an average ma-turity range of approximately 9 to 15 years and the Portfolio's investment portfolio of non-U.S. fixed-income securities will have an average maturity range of approximately 15 to 25 years. The Adviser anticipates that the Port-folio's investment portfolio of sovereign debt obligations will have a longer average maturity.

With respect to its investments in Sovereign Debt Obligations and non-U.S. corporate fixed income securities, the Portfolio will emphasize investments in countries that are considered emerging market countries at the time of pur-chase. As used in this Prospectus, an "emerging market country" is any country that is considered to be an emerging or developing country by the Interna-tional Bank for Reconstruction and Development (commonly referred to as the "World Bank"). It is expected that a substantial part of the Portfolio's in-vestment focus will be in the U.S. dollar denominated securities or obliga-tions of Argentina, Brazil, Mexico, Morocco, the Philippines, Russia and Vene-zuela because these countries are now, or are expected by the Adviser at a fu-ture date to be, the principal participants in debt restructuring programs (including, in the case of Argentina, Mexico, the Philippines and Venezuela, issuers of currently outstanding Brady Bonds) that, in the Adviser's opinion, will provide the most attractive investment opportunities for the Portfolio. The Adviser anticipates that other countries that will provide investment op-portunities for the Portfolio include, among others, Bolivia, Costa Rica, the Dominican Republic, Ecuador, Jordan, Nigeria, Panama, Peru, Poland, Thailand, Turkey and Uruguay. See "Brady Bonds" below.

The Portfolio may invest up to 30% of its total assets in the Sovereign Debt Obligations and corporate fixed income securities of issuers in any one of Ar-gentina, Brazil, Mexico, Morocco, the Philippines, Russia or Venezuela, and the Portfolio will limit investments in the Sovereign Debt Obligations of each such country (or of any other single foreign country) to less than 25% of its total assets. The Portfolio expects that it will not invest more than 10% of its total assets in the Sovereign Debt Obligations and corporate fixed income securities of issuers in any other single foreign country. At present, each of the above-named countries is an "emerging market country."

In selecting and allocating assets among countries, the Adviser develops a long-term view of those countries and analyzes sovereign risk by focusing on factors such as a country's public finances, monetary policy, external ac-counts, financial markets, stability of exchange rate policy and labor condi-tions. In selecting and allocating assets among corporate issues within a given country, the Adviser considers the relative financial strength of issues and expects to emphasize investments in securities of issuers that, in the Advis-er's opinion, are undervalued within each market sector. The Portfolio is not required to invest any specified minimum amount of its total assets in the se-curities or obligations of issues located in any particular country.

Sovereign Debt Obligations held by the Portfolio take the form of bonds, notes, bills, debentures, warrants, short-term paper, loan participations, loan as-signments and interests issued by entities organized and operated for the pur-pose of restructuring the investment characteristics of other Sovereign Debt Obligations. Sovereign Debt Obligations held by the Portfolio generally are not traded on a securities exchange. The U.S. and non-U.S. corporate fixed income securities held by the Portfolio include debt securities, convertible securi-ties and preferred stocks of corporate issuers. The Portfolio will not be sub-ject to restrictions on the maturities of the securities it holds.

Substantially all of the Portfolio's assets are invested in lower-rated securi-ties, which may include securities having the lowest rating for non-subordi-nated debt instruments (i.e., rated C by Moody's or CCC or lower by S&P, Duff & Phelps and Fitch) and unrated securities of comparable investment quality. These securities are considered to have extremely poor prospects of ever at-taining any real investment standing, to have a current identifiable vulnera-bility to default, to be unlikely to have the capacity to pay interest and re-pay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current, in the payment of interest or principal. The Portfolio may also invest in investment grade securities. Unrated securities will be considered for investment by the Portfolio when the Adviser believes that the financial condition of the issuers of such obliga-tions and the protection afforded by the terms of the obligations themselves limit the risk to the Adviser to a degree comparable to that of rated securi-ties which are consistent with the Fund's investment objectives and policies. As of December 31, 1997, the percentages of the Adviser's assets invested in securities rated (or considered by the Adviser to be of equivalent quality to securities rated) in particular rating categories were 2.77% in A and above, 33.91% in Ba or BB, 54.25% in B, 31.44% in CCC and 9.07% in non-rated. See "Other Investment Policies and Techniques -- Securities Ratings," "--Investment in Lower-Rated Fixed-Income Securities" and "Appendix A."

A substantial portion of the Portfolio's investments will be in (i) securities which were initially issued at discounts from their face values ("Discount Ob-ligations") and (ii) securities purchased by the Portfolio at a price less than their stated face amount or, in the case of Discount Obligations, at a price less than their issue price plus the portion of "original issue discount" pre-viously accrued thereon, i.e., purchased at a "market discount."

Brady Bonds. As noted above, a significant portion of the Portfolio's invest-ment portfolio will consist of debt obligations customarily referred to as "Brady Bonds," which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Trea-sury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market.

U.S. Dollar-denominated, Collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of roll-ing interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect consti-tute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (i) collateralized repayment of principal at final maturity; (ii) collateralized interest payments; (iii) uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with re-spect to Collateralized Brady Bonds as a result of which the payment obliga-tions of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to in-vestors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and pri-vate entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Structured Securities. The Portfolio may invest up to 25% of its total assets in interests in entities organized and operated solely for the purpose of re-structuring the investment characteristics of Sovereign Debt Obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create se-curities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Portfolio anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the un-derlying instruments.

The Portfolio is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities.

Certain issuers of Structured Securities may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Portfolio's invest-ments in these Structured Securities may be limited by the restrictions con-tained in the 1940 Act described below under "Investment in Other Investment Companies."

Loan Participations and Assignments. The Portfolio may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of Sovereign Debt Obligations and one or more financial institutions ("Lenders"). The Portfolio's investments in Loans are expected in most in-stances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. The Portfolio may invest up to 25% of its total assets in Participations and Assignments. The government that is the borrower on the Loan will be consid-ered by the Portfolio to be the issuer of a Participation or Assignment for purposes of the Portfolio's fundamental investment policy that it will not in-vest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry (i.e., foreign government). The Portfolio's investment in Participations typically will result in the Portfolio having a contractual relationship only with the Lender and not with the borrower. The Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is a Lender having to-tal assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher (i.e., Baa or higher by Moody's or BBB or higher by S&P, Duff & Phelps or Fitch).

When the Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assign-ors, however, the rights and obligations acquired by the Portfolio as the pur-chaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain Sovereign Debt Obliga-tions is restricted by the governing documentation as to the nature of the as-signee such that the only way in which the Portfolio may acquire an interest in a Loan is through a Participation and not an Assignment. The Portfolio may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there may not be a liquid market for such securities, the Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs in response to a spe-cific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participa-tions also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio's portfolio and calcu-lating its net asset value.

U.S. and Non-U.S. Corporate Fixed Income Securities. U.S. and non-U.S. corpo-rate fixed income securities include debt securities, convertible securities and preferred stocks of corporate issuers. Differing yields on fixed income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories. When the spread be-tween the yields of lower rated obligations and those of more highly rated is-sues is relatively narrow, the Portfolio may invest in the latter since they may provide attractive returns with somewhat less risk. The Portfolio expects to invest in investment grade securities (i.e. securities rated Baa or better by Moody's or BBB or better by S&P, Duff & Phelps or Fitch) and in high yield, high risk lower rated securities (i.e., securities rated lower than Baa by Moody's or BBB by S&P, Duff & Phelps or Fitch and commonly referred to as "junk bonds") and in unrated securities of comparable credit quality. Unrated securities are considered for investment by the Portfolio when the Adviser be-lieves that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's investment objectives and policies. During the Fund's fiscal year ended December 31, 1997, on a weighted average basis, the percentages of the Portfolio's assets invested in securities rated (or consid-ered by the Adviser to be of equivalent quality to securities rated) in par-ticular rating categories were 1% in A and above, 50% in Ba or BB, 40% in B, 0% in CC and 9% in non-rated securities. See "Certain Risk Considerations" for a discussion of the risks associated with the Portfolio's investments in U.S. and non-U.S. corporate fixed income securities.

Investment in Other Investment Companies. The Portfolio may invest in other investment companies whose investment objectives and policies are consistent with those of the Portfolio. In accordance with the 1940 Act, the Portfolio may invest up to 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act the Portfolio may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Portfolio's total assets may be invested in the securities of any investment company. If the Portfolio acquired shares in investment companies, shareholders would bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, in-directly, the expenses of such investment companies (including management and advisory fees).

Warrants. The Portfolio may invest in warrants, which are option securities permitting their holder to subscribe for other securities. The Portfolio may invest in warrants for debt securities or warrants for equity securities that are acquired in connection with debt instruments. Warrants do not carry with them dividend or voting rights with respect to the securities that they enti-tle their holder to purchase, and they do not represent any rights in the as-sets of the issuer. As a result, an investment in warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the under-lying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Reverse Repurchase Agreements and Dollar Rolls. The Portfolio may also use re-verse repurchase agreements and dollar rolls as part of its investment strate-gy. Reverse repurchase agreements involve sales by the Portfolio of portfolio assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agree-ment period, the Portfolio continues to receive principal and interest pay-ments on these securities. Generally, the effect of such a transaction is that the Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Portfolio of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

The Portfolio may enter into dollar rolls in which the Portfolio sells securi-ties for delivery in the current month and simultaneously contracts to repur-chase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and in-terest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

The Portfolio will establish a segregated account with its custodian in which it will maintain cash and/or liquid high grade debt securities equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to re-purchase the securities.

Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Portfolio. Under the requirements of the 1940 Act, the Portfolio is required to maintain an asset coverage of at least 300% of all borrowings. Reverse repurchase agreements and dollar rolls, together with any borrowing will not exceed 33% of the Portfolio's total assets, less liabilities other than any borrowing.

Short Sales. The Portfolio may make short sales of securities or maintain a short position only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Portfolio owns an equal amount of such securities of the same issue as, and equal in amount to, the securities sold short. In addition, the Portfolio may not make a short sale if more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for short sales at any one time. If the price of the security sold short increases between the time of the short sale and the time the Portfolio replaces the borrowed secu-rity, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. See "Investment Restric-tions" in the Statement of Additional Information.

In furtherance of its investment policies, the Portfolio may, without limit, enter into interest rate swaps and may purchase or sell interest rate caps and floors and may purchase and sell options on fixed income securities and indi-ces thereof. The Portfolio may also enter into forward commitments for the purchase or sale of securities, enter into repurchase agreements, standby com-mitments and make secured loans of its portfolio securities. See "Other In-vestment Policies and Techniques."

Future Developments. The Portfolio may, following written notice to its share-holders, take advantage of other investment practices which are not at present contemplated for use by the Portfolio or which currently are not available but which may be developed, to the extent such investment practices are both con-sistent with the Portfolio's investment objectives and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

Sovereign Debt Obligations. No established secondary markets may exist for many of the Sovereign Debt Obligations in which the Portfolio will invest. Re-duced secondary market liquidity may have an adverse effect on the market price and the Portfolio's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific eco-nomic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain Sovereign Debt Obligations may also make it more difficult for the Portfolio to obtain accurate market quota-tions for purpose of valuing its portfolio. Market quotations are generally available on many Sovereign Debt Obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

By investing in Sovereign Debt Obligations, the Portfolio will be exposed to the direct or indirect consequences of political, social and economic changes in various countries. Political changes in a country may affect the willing-ness of a foreign government to make or provide for timely payments of its ob-ligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government's ability to honor its obligations.

The Sovereign Debt Obligations in which the Portfolio will invest in most cases pertain to countries that are among the world's largest debtors to com-mercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructur-ing of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by ne-gotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance inter-est payments. Certain governments have not been able to make payments of in-terest on or principal of Sovereign Debt Obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The ability of governments to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, includ-ing export performance, and its access to international credits and invest-ments. To the extent that a country receives payment for its exports in cur-rencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. To the extent that a country develops a trade deficit, it will need to depend on continuing loans from foreign govern-ments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a with-drawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted peri-odically based upon international rates.

The Portfolio is permitted to invest in Sovereign Debt Obligations that are not current in the payment of interest or principal or are in default, so long as the Adviser believes it to be consistent with the Portfolio's investment objectives. The Portfolio may have limited legal recourse in the event of a default with respect to certain Sovereign Debt Obligations it holds. For exam-ple, remedies from defaults on certain Sovereign Debt Obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly dimin-ished. Bankruptcy, moratorium and other similar laws applicable to issuers of Sovereign Debt Obligations may be substantially different from those applica-ble to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of Sovereign Debt Obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign gov-ernments in the event of default under commercial bank loan agreements.

U.S. Corporate Fixed Income Securities. The U.S. corporate fixed income secu-rities in which the Portfolio will invest may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged con-ditions of the issuer. In addition, such issuers may lose experienced manage-ment as a result of the restructuring. Finally, the market price of such secu-rities may be more volatile to the extent that expected benefits from the re-structuring do not materialize. The Portfolio may also invest in U.S. corpo-rate fixed income securities that are not current in the payment of interest or principal or are in default, so long as the Adviser believes such invest-ment is consistent with the Portfolio's investment objectives. The Portfolio's rights with respect to defaults on such securities will be subject to applica-ble U.S. bankruptcy, moratorium and other similar laws.

GROWTH PORTFOLIO

General. The Growth Portfolio's investment objective is to provide long-term growth of capital. Current income is only an incidental consideration. The Portfolio seeks to achieve its objective by investing primarily in equity se-curities of companies with a favorable outlook for earnings and whose rate of growth is expected to exceed that of the United States economy over time.

The Portfolio invests primarily in common stocks and securities convertible into common stocks such as convertible bonds, convertible preferred stocks and warrants convertible into common stocks. Because the values of fixed-income securities are expected to vary inversely with changes in interest rates gen-erally, when the Adviser expects a general decline in interest rates, the Portfolio may also invest for capital growth in fixed-income securities. The Portfolio may invest up to 25% of its total assets in fixed-income securities rated at the time of purchase below investment grade, that is, securities rated Ba or lower by Moody's or BB or lower by S&P, Duff & Phelps or Fitch, or in unrated fixed income securities determined by the Adviser to be of compara-ble quality. For a description of the ratings referred to above, see Appendix
A. For temporary defensive purposes, the Portfolio may invest in money market instruments and repurchase agreements.

Foreign Securities. The Portfolio may invest without limit in securities which are not publicly traded in the United States, although the Portfolio generally will not invest more than 15% of its total assets in such securities.

The value of foreign investments measured in U.S. dollars will rise or fall because of decreases or increases, respectively, in the value of the U.S. dol-lar in comparison to the value of the currency in which the foreign investment is denominated. The Fund may buy or sell foreign currencies, options on for-eign currencies, foreign currency futures contracts (and related options) and deal in forward foreign currency exchange contracts in connection with the purchase and sale of foreign investments. For a description of certain risks associated with investing in foreign securities, see "Other Investment Poli-cies and Techniques -- Foreign Securities," below.

Non-Publicly Traded Securities. The Portfolio may invest in securities which are not publicly traded, including securities sold pursu-ant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). The sale of these securities is usually restricted under Federal securities laws, and market quotations may not be readily available. As a result, the Portfolio may not be able to sell these securities (other than Rule 144A Secu-rities) unless they are registered under applicable Federal and state securi-ties laws, or may have to sell them at less than fair market value. Investment in these securities is restricted to 5% of the Portfolio's total assets (not including for these purposes Rule 144A Securities, to the extent permitted by applicable law) and is also subject to the Portfolio's restriction against in-vesting more than 15% of total assets in illiquid securities. To the extent permitted by applicable law, Rule 144A Securities will not be treated as "il-liquid" for purposes of the foregoing restriction so long as such securities meet liquidity guidelines established by the Board of Directors. See "Other Investment Policies and Techniques -- Illiquid Securities," below.

Investments in High-Yield Securities. The Growth Portfolio may invest in high-yield, high-risk, fixed-income and convertible securities rated at the time of purchase Ba or lower by Moody's BB or lower by S&P, Duff & Phelps or Fitch, or, if unrated, judged by the Adviser to be of comparable quality ("high-yield securities"). The Portfolio generally invests in securities with a minimum rating of Caa- by Moody's or CCC- by S&P, Duff & Phelps or Fitch or in unrated securities judged by the Adviser to be of comparable quality. However, from time to time, the Portfolio may invest in securities rated in the lowest grades of Moody's, S&P or Fitch (C) or Duff & Phelps (CC) or in unrated securities judged by the Adviser to be of comparable quality, if the Portfo-lio's management determines that there are prospects for an upgrade or a fa-vorable conversion into equity securities (in the case of convertible securi-ties). Securities rated Ba or BB or lower (and comparable unrated securities) are commonly referred to as "junk bonds." Securities rated D by S&P and Fitch or DD by Duff & Phelps are in default. See "Other Investment Policies and Techniques -- Securities Ratings," "Investment in Lower-Rated Fixed-Income Se-curities" and Appendix A. As of December 31, 1997, the percentages of the Portfolio's assets invested in securities rated (or considered by the Adviser to be of equivalent quality to securities rated) in particular rating catego-ries were 0% in A and above, 0% in Ba or BB, .53% in B, 0% in CCC or Caa and
 .30% in unrated securities. The Fund did not invest in securities rated below Caa by Moody's or CCC by each of S&P, Duff & Phelps and Fitch or, if not rated, considered by the Adviser to be of equivalent quality to securities so rated.

In the event that the credit rating of a high-yield security held by the Port-folio falls below its rating at the time of purchase (or, in the case of unrated securities, the Adviser determines that the quality of such security has deteriorated since purchased by the Portfolio), the Portfolio will not be obligated to dispose of such security and may continue to hold the obligation if, in the opinion of the Adviser, such investment is considered appropriate in the circumstances.

Convertible Securities. The Growth Portfolio may invest in convertible securi-ties. These securities normally provide a higher yield than the underlying stock but lower than a fixed-income security without the conver-sion feature. Also, the price of the convertible security will normally vary to some degree with changes in the price of the underlying stock although in some market conditions the higher yield tends to make the convertible security less volatile than the underlying common stock. In addition, the price of the convertible security will also vary to some degree inversely with interest rates. Convertible debt securities that are rated below BBB (S&P, Duff & Phelps or Fitch) or Baa (Moody's) or comparable unrated securities as deter-mined by the Adviser may share some or all of the risks of high-yield securi-ties. For a description of these risks, see "Investments in High-Yield Securi-ties" above.

Zero-Coupon and Payment-in-Kind Bonds. The Portfolio may at times invest in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest in cash cur-rently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, the Fund is none-theless required to accrue interest income on such investments and to distrib-ute such amounts at least annually to shareholders. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its divi-dend requirements.

Futures and Options. The Portfolio may buy and sell stock index futures con-tracts ("index futures") and may buy options on index futures and on stock in-dices for hedging purposes. The Portfolio may buy and sell call and put op-tions on index futures or on stock indices in addition to, or as an alterna-tive to, purchasing or selling index futures or, to the extent permitted by applicable law, to earn additional income. The Portfolio may also, for hedging purposes, purchase and sell futures contracts, options thereon and options with respect to the U.S. Treasury securities, including U.S. Treasury bills, notes and bonds. The Portfolio may also seek to increase its current return by writing covered call and put options on securities its owns or in which it may invest.

The use of futures and options involves certain special risks. Futures and op-tions transactions involve costs and may result in losses. Certain risks arise because of the possibility of imperfect correlations between movements in the prices of futures and options and movements in the prices of the underlying stock index or security or of the securities in the Portfolio's investment portfolio that are the subject of the hedge. The successful use of the strate-gies described above further depends on the Adviser's ability to forecast mar-ket movements correctly. Other risks arise from the Portfolio's potential in-ability to close out its futures or options positions. In addition there can be no assurance that a liquid secondary market will exist for any future option at any particular time. Certain provisions of the Internal

Revenue Code and certain regulatory requirements may limit the Portfolio's ability to engage in futures and options transactions.

Securities Loans, Repurchase Agreements and Forward Commitments. The Portfolio may lend portfolio securities amounting to not more than 25% of its total as-sets and may enter into repurchase agreements on up to 25% of its total as-sets. These transactions must be fully collateralized at all times but involve some risk to the Portfolio if the other party should default on its obligation and the Portfolio is delayed or prevented from recovering the collateral. The Portfolio may also purchase securities for future delivery, which may increase its overall investment exposure and involve a risk of loss if the value of the securities declines prior to the settlement date.

WORLDWIDE PRIVATIZATION PORTFOLIO

The Worldwide Privatization Portfolio's investment objective is to seek long term capital appreciation. In seeking to achieve its investment objective, as a fundamental policy, the Portfolio invests at least 65% of its total assets in equity securities that are issued by enterprises that are undergoing, or that have undergone, privatization (as described below), although normally, significantly more of the Portfolio's total assets will be invested in such securities. The balance of the Portfolio's investment portfolio includes secu-rities of companies that are believed by the Adviser to be beneficiaries of privatizations. Equity securities include common stock, preferred stock, rights or warrants to subscribe for or purchase common or preferred stock, se-curities (including debt securities) convertible into common or preferred stock and securities that give the holder the right to acquire common or pre-ferred stock.

Investment in Privatizations. The Portfolio is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enter-prises in both established and developing economies, including those in West-ern Europe and Scandinavia, Australia, New Zealand, Latin America, Asia and Eastern and Central Europe and, to a lesser degree, Canada and the United States.

The Portfolio's investments in the securities of enterprises undergoing privatization may comprise three distinct situations. First, the Portfolio may invest in the initial offering of publicly traded equity securities (an "ini-tial equity offering") of a government- or state-owned or controlled company or enterprise (a "state enterprise"). Secondly, the Portfolio may invest in the securities of a current or former state enterprise following its initial equity offering. Finally, the Portfolio may make privately negotiated invest-ments in a state enterprise that has not yet conducted an initial equity of-fering. Investments of this type may be structured, for example, as privately negotiated sales of stock or other equity interests in joint ventures, cooper-atives or partnerships. In the opinion of the Adviser, substantial potential for appreciation in the value of equity securities of an enterprise undergoing or following privatization exists as the enterprise rationalizes its manage-ment structure, operations and business strategy to position itself to compete efficiently in a market economy, and the Portfolio will seek to emphasize in-vestments in the equity securities of such enterprises.

The Portfolio intends to spread its portfolio investments among the capital markets of a number of countries and, under normal market conditions, invests in the equity securities of issuers based in at least four, and normally con-siderably more, countries. The percentage of the Portfolio's assets invested in equity securities of companies based in a particular country will vary in accordance with the Adviser's assessment of the appreciation potential of such securities. There is no restriction, however, on the percentage of the Portfo-lio's assets that may be invested in countries within any one region of the world. To the extent that the Portfolio's assets are invested within any one region, the Portfolio may be subject to any special risks that may be associ-ated with that region. Notwithstanding the foregoing, no more than 15% of the Portfolio's total assets will be invested in securities of issuers in any one foreign country, except that the Portfolio may invest up to 30% of its total assets in securities of issuers in any one of France, Germany, Great Britain, Italy and Japan. The Portfolio may invest all of its assets within a single region of the world. To the extent that the Portfolio's assets are invested within any one region, the Portfolio may be subject to any special risks that may be associated with that region.

Privatization is a process through which the ownership and control of compa-nies or assets changes in whole or in part from the public sector to the pri-vate sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Governments and states with established economies, including France, Great Britain, Germany and Italy, and those with developing economies, including Argentina, Mexico, Chile, Indonesia, Malaysia, Poland and Hungary, are currently engaged in privatizations. The Portfolio will invest in any country that presents attractive investment opportunities, and the countries in which the Portfolio will invest may change from time to time. It is the Ad-viser's intention to invest approximately 70% of the Portfolio's total assets in securities of enterprises located in countries with established economies and the remainder of the Portfolio's assets in securities of enterprises lo-cated in countries with developing economies.

A major premise of the Portfolio's investment approach is that, because of the particular characteristics of privatized companies, their equity securities offer investors opportunities for significant capital appreciation. In partic-ular, because privatization programs are an important part of a country's eco-nomic restructuring, equity securities that are brought to the market by means of initial equity offerings frequently are priced to attract investment in or-der to secure the issuer's successful transition to private sector ownership. In addition, these enterprises generally tend to enjoy dominant market posi-tions in their local markets. Because of the relaxation of government controls upon privatization, these enterprises typically have the potential for signif-icant managerial and operational efficiency gains, which, among other factors, can increase their earnings due to the restructuring that accompanies privatization and the incentives management frequently receives.

Privatization programs are established to address a range of economic, politi-cal or social needs. Privatization is generally viewed as a means to achieve increased efficiency and improve the competitiveness of state enterprises. Western European coun-tries are currently engaged in privatization programs partly as a means of in-creasing government revenues, thereby reducing budget deficits. The reduction of budget deficits recently has become an important objective as Western Euro-pean countries attempt to meet the directives of the European Commission re-garding debt and achieve the target budget deficit levels established by the Maastricht Treaty. In developing market countries, including many of those in Latin America and Asia, privatization is viewed as an integral part of broad economic measures that are designed to reduce external debt and control infla-tion as these countries attempt to meet the directives of the International Bank for Reconstruction and Development (the World Bank) and the International Monetary Fund regarding desirable debt levels. Within Eastern and Central Eu-rope, privatization is also being used as a means of achieving structural eco-nomic changes that will enable Eastern and Central European countries to develop market economies and compete in the world markets.

The privatization of state enterprises is achieved through various methods. A gradual approach is commonly taken at the early stages of privatization within a country. Oftentimes, the government will transfer partial ownership of the enterprise to a corporation or similar entity and occasionally also broaden ownership to employees and citizens while retaining an interest. Occasionally, a few selected foreign minority shareholders are permitted to make private in-vestments at this stage. After the new corporation has operated under this form of ownership for a few years, the government may divest itself completely by means of an equity offering in national and international securities mar-kets. Another approach is the formation of an investment fund owned by employ-ees and citizens that, with the assistance of international managers, operates one or many state enterprises for a set term, after which the government may divest itself of its remaining interest. Foreign investors are often permitted to become minority shareholders of these investment funds. In less gradual privatizations, state enterprises are auctioned to qualified investors through competitive bidding processes in private transactions. Alternatively, equity offerings may be made directly through the local and international securities markets.

Although the Portfolio anticipates that it generally will not concentrate its investments in any industry, it is permitted to invest more than 25% of its total assets in the securities of issuers whose primary business activity is that of national commercial banking. Prior to concentrating in the securities of national commercial banks, the Portfolio's Board of Directors would have to determine that the Portfolio's ability to achieve its investment objective would be adversely affected if the Portfolio were not permitted to concen-trate. The staff of the Securities and Exchange Commission is of the view that registered investment companies may not, absent shareholder approval, change between concentration and non-concentration in the securities of issuers in a single industry. The Portfolio disagrees with the staff's position but has un-dertaken that it will not concentrate in the securities of national commercial banks until, if ever, the issue is resolved. If the Portfolio were to invest more than 25% of its total assets in the national commercial banks, the Port-folio's performance could be significantly influenced by events or conditions affecting this industry, which is subject to, among other things, increases in interest rates and deteriorations in general eco-nomic conditions, and the Portfolio's investments may be subject to greater risk and market fluctuation than if its portfolio represented a broader range of investments.

Warrants. The Portfolio may invest up to 20% of its total assets in rights or warrants which entitle the holder to buy equity securities at a specific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in the Portfo-lio's portfolio. Rights are similar to warrants except that they have a sub-stantially shorter duration. Rights and warrants may be considered more specu-lative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the under-lying security, or any combination thereof. If the market price of the under-lying security is below the exercise price set forth in the warrant on the ex-piration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Debt Securities and Convertible Debt Securities. The Portfolio may invest up to 35% of its total assets in debt securities and convertible debt securities of issuers whose common stocks are eligible for purchase by the Portfolio un-der the investment policies described above. Debt securities include bonds, debentures, corporate notes and preferred stocks. Convertible debt securities are such instruments that are convertible at a stated exchange rate into com-mon stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities which provide a stable stream of income with generally higher yields than those of equity se-curities of the same or similar issuers. The market value of debt securities and convertible debt securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible se-curities generally offer lower interest yields than non-convertible debt secu-rities of similar quality, they do enable the investor to benefit from in-creases in the market price of the underlying common stock.

The Portfolio may maintain not more than 5% of its net assets in debt securi-ties rated below Baa by Moody's and BBB by S&P, Duff & Phelps or Fitch, or, if not rated, determined by the Adviser to be of equivalent quality. See "Other Investment Policies and Techniques -- Securities Ratings," "-- Investment in Securities Rated Baa and BBB," "-- Investment in Lower-Rated Fixed-Income Se-curities" and Appendix A.

 ADDITIONAL INVESTMENT POLICIES AND PRACTICES

The Portfolio may, but is not required to, utilize various investment strate-gies to hedge its portfolio against currency and other risks. These investment strategies entail risks. Although the Adviser believes that these investment strategies may further the Portfolio's investment objective, no assurance can be given that they will achieve this result. The Portfolio may write covered put and call options and purchase put and call options on U.S. and foreign securities exchanges and over-the-counter, enter into con-tracts for the purchase and sale for future delivery of fixed-income securi-ties or foreign currencies or contracts based on financial indices, including any index of U.S. Government Securities or securities issued by foreign gov-ernment entities or common stocks and purchase and write put and call options on such futures contracts or on foreign currencies, purchase or sell forward foreign currency exchange contracts, enter into forward commitments for the purchase or sale of securities, enter into repurchase agreements, standby com-mitment agreements and currency swaps, make short sales of securities and make secured loans of its portfolio securities. Certain of these investment strate-gies may not currently be available in many of the countries in which the Portfolio may invest or may not be permissible under current law. The Portfo-lio may engage in these investment strategies in those countries when and to the extent such strategies become available or permissible in the future. Ex-cept with regard to those investment strategies discussed immediately below, each of these investment strategies is discussed under the caption "Other In-vestment Policies and Techniques," below.

Currency Swaps. The Portfolio may enter into currency swaps for hedging pur-poses. Currency swaps involve the exchange by the Portfolio with another party of a series of payments in specified currencies. Since currency swaps are in-dividually negotiated, the Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps posi-tions. A currency swap may involve the delivery at the end of the exchange pe-riod of a substantial amount of one designated currency in exchange for the other designated currency. Therefore the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each cur-rency swap will be accrued on a daily basis and an amount of cash or high-grade liquid debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Portfolio's custodian. The Portfolio will not enter into any currency swap un-less the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transactions.

Short Sales. The Portfolio may make short sales of securities or maintain a short position only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Portfolio owns an equal amount of such securities of the same issue as, and equal in amount to, the securities sold short. In addition, the Portfolio may not make a short sale if more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for short sales at any one time. If the price of the secu-rity sold short increases between the time of the short sale and the time the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain.

Future Developments. The Portfolio may, following written notice to its share-holders, take advantage of other investment practices which are not at present contemplated for use by the Portfolio or which currently are not available but which may be developed, to the extent such investment practices are both con-sistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

 CERTAIN RISK CONSIDERATIONS

Investment in the Portfolio involves the special risk considerations described below.

Investment in Privatized Enterprises. The governments of certain foreign coun-tries have, to varying degrees, embarked on privatization programs contemplat-ing the sale of all or part of their interests in state enterprises. In cer-tain jurisdictions, the ability of foreign entities, such as the Portfolio, to participate in privatizations may be limited by local law, or the price or terms on which the Portfolio may be able to participate may be less advanta-geous than for local investors. Moreover, there can be no assurance that gov-ernments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the Portfolio may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such en-terprise.

Most state enterprises or former state enterprises go through an internal re-organization of management prior to conducting an initial equity offering in an attempt to better enable these enterprises to compete in the private sec-tor. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. After making an initial equity offering, enterprises which may have enjoyed preferential treatment from the respective state or government that owned or controlled them may no longer receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experi-ence bankruptcy due to such competition. In addition, the privatization of an enterprise by its government may occur over a number of years, with the gov-ernment continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Currency Considerations. Because substantially all of the Portfolio's assets will be invested in securities denominated in foreign currencies and a corre-sponding portion of the Portfolio's revenues will be received in such curren-cies, the dollar equivalent of the Portfolio's net assets and distributions will be adversely affected by reductions in the value of certain foreign cur-rencies relative to the U.S. dollar. Such changes will also affect the Portfo-lio's income. The Portfolio, however, has the ability to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. If the value of the foreign currencies in which the Portfolio receives its income falls relative to the U.S. dollar between receipt of the income and the making of Portfolio distributions, the Portfolio may be required to liquidate securities in order to make distribu-tions if the Portfolio has insufficient cash in U.S. dollars to meet distribu-tion requirements. Similarly, if an exchange rate declines between the time the Portfolio incurs expenses in U.S. dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. dollars in order to pay expenses in U.S. dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Portfolio may engage in certain currency hedging transactions, which themselves involve certain special risks. See "Other Investment Policies and Techniques -- Hedging Techniques."

Risk of Foreign Investment. For a description of certain risks associated with investing in foreign securities, see "Other Investing Policies and Tech-niques -- Foreign Securities," below.

TECHNOLOGY PORTFOLIO

The Technology Portfolio is a diversified investment portfolio that emphasizes growth of capital and invests for capital appreciation, and only incidentally for current income. The Portfolio invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., compa-nies that use technology extensively in the development of new or improved products or processes). The Portfolio will normally have at least 80% of its assets invested in the securities of these companies. The Portfolio normally has substantially all its assets invested in equity securities, but it also in-vests in debt securities offering an opportunity for price appreciation. The Portfolio invests in listed and unlisted securities and U.S. and foreign secu-rities, but it will not purchase a foreign security if as a result 10% or more of the Portfolio's total assets would be invested in foreign securities.

The Technology Portfolio's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Portfolio may maintain up to 15% of its net assets in illiquid securities, lend portfolio securities equal in value to not more than 30% of the Technology Portfolio's total assets and invest up to 10% of its total assets in foreign securities.

Options. In an effort to increase current income and to reduce fluctuations in net asset value, the Technology Portfolio intends to write covered call options and purchase put and call options on securities of the types in which it is permitted to invest that are traded on U.S. and foreign securities exchanges. A call option written by the Portfolio is "covered" if the Portfo-lio (i) owns the underlying security covered by the call (ii) has an absolute and immediate right to acquire that security without additional cash consider-ation (or for additional cash consideration held in a segregated account by the Fund's Custodian) upon conversion or exchange of other portfolio securi-ties, or (iii) holds a call on the same security in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash and liquid high-grade debt securities in a segregated ac-count with the Fund's Custodian. The premium paid by the purchaser of an op-tion will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

The Technology Portfolio will not write uncovered call options and will not write a call option if the premium to be received by the Portfolio in doing so would not produce an annualized return of at least 15% of the then current market value of the securities subject to the option (without giving effect to commissions, stock transfer taxes and other expenses that are deducted from premium receipts). The Portfolio will not write a call option if, as a result, the aggregate of the Portfolio's securities subject to outstanding call op-tions (valued at the lower of the option price or market value of such securi-ties) would exceed 15% of the Portfolio's total assets or more than 10% of the Portfolio's assets would be committed to call options that at the time of sale have a remaining term of more than 100 days. The aggregate cost of all out-standing options purchased and held by the Portfolio will at no time exceed 10% of the Portfolio's total assets.

The Technology Portfolio may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated transactions. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan in-stitutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options pur-chased or written by a Portfolio in negotiated transactions are illiquid and it may not be possible for the Portfolio to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so. See "Illiq-uid Securities." See Appendix C in the Statement of Additional Information for a further discussion of the use, risks and costs of option trading.

The Technology Portfolio may purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a speci-fied price, an option on a securities index gives the holder the right to re-ceive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Rights and Warrants. The Technology Portfolio may also invest up to 10% of its total assets in rights and warrants. The Portfolio will invest in right and warrants only if the underlying equity securities themselves are deemed appro-priate by the Adviser for inclusion in the Portfolio. Rights and warrants en-title the holder to buy equity securities at a specific price for a specific period of time. Right are similar to warrants except that they have a substan-tially shorter duration. Rights and warrants may be considered more specula-tive than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a warrant does not necessarily change with the value of the under-lying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the war-rant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

For a further description of the Technology Portfolio's investment policies and techniques, see "Other Investment Policies and Techniques" below.

QUASAR PORTFOLIO

The Quasar Portfolio is a diversified investment company that seeks growth of capital by pursuing aggressive investment policies. It invests for capital ap-preciation and only incidentally for current income. The selection of securi-ties based on the possibility of appreciation cannot prevent loss in value. Moreover, because the Portfolio's investment policies are aggressive, an in-vestment in the Portfolio is risky and investors who want assured income or preservation of capital should not invest in the Portfolio.

The Portfolio invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and estab-lished companies and in new and unseasoned companies. When selecting securi-ties, the Adviser considers economic and political outlook, the values of spe-cific securities relative to other investments, trends in the determinants of corporate profits and management capability and practices.

The Portfolio invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stock. The Portfolio invests in listed and unlisted U.S. and foreign securities. The Portfolio pe-riodically invests in special situations, which occur when the securities of a company are expected to appreciate due to a development particularly or uniquely applicable to that company and regardless of general business condi-tions or movements of the market as a whole.

The Portfolio may also: (i) invest up to 15% of its total assets in securities for which there is no ready market; (ii) make short sales of securities "against the box," but not more than 15% of its net assets may be deposited on short sales; and (iii) write call options and purchase and sell put and call options written by others. For additional information on the use, risks and costs of the Policies and practices, see "Other Investment Policies and Techniques," below.

The Portfolio's investment objective cannot be changed without approval by the holders of a majority of the Portfolio's outstanding voting securities, as de-fined in the Act. Except as otherwise indicated, the investment policies of the Portfolio are not "fundamental policies" and may, therefore, be changed by the Board of Directors without shareholder approval.

Options. The Portfolio may write call options and purchase and sell put and call options written by others. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a secu-rity on or before a fixed date at a predetermined price. A call option written by the Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by the Portfolio is "covered" if the Port-folio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

In purchasing an option, the Portfolio would be in a position to realize a gain, if, during the option period, the price of the underlying security in-creased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss equal to the premium paid for the option.

If an option written by the Portfolio were exercised, the Portfolio would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Portfolio at a disadvantageous price. These risks could be reduced by entering into a closing transaction (i.e., by dispos-ing of the option prior to its exercise). The Portfolio retains the premium re-ceived from writing a call option whether or not the option is exercised. The writing of covered call options could result in increases in the Portfolio's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

The Portfolio will not write a call option if, as a result, the aggregate of the Portfolio's securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Portfolio's total assets or more than 10% of the Portfolio's assets would be committed to all options that at time of sale have a remaining term of more than 100 days. The aggregate cost of all outstanding options purchased and held by the Portfolio will at no time exceed 10% of the Portfolio's total assets.

Short Sales. The Portfolio may only make short sales of securities "against the box". A short sale is effected by selling a security that the Portfolio does not own, or if the

Portfolio does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that the Portfo-lio contemporaneously owns or has the right to obtain securities identical to those sold short without payment. If the price of the security sold short in-creases between the time of the short sale and the time the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Certain special federal income tax considerations may apply to short sales entered into by the Portfolio. See "Dividends, Distributions and Taxes" in the Statement of Addi-tional Information.

Foreign Securities. The Portfolio may invest in foreign securities. To the ex-tent the Portfolio invests in foreign securities, consideration is given to certain factors comprising both risk and opportunity. The values of foreign securities investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic, taxation or mone-tary policy (in the United States and abroad) or changed circumstances in dealings between nations. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxa-tion, lack of uniform accounting and auditing standards and potential diffi-culties in enforcing contractual obligations and could be subject to extended settlement periods.

REAL ESTATE INVESTMENT PORTFOLIO

The Real Estate Investment Portfolio's investment objective is to seek a total return on its assets from long-term growth of capital and from income princi-pally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in equity securities of real estate investment trusts ("REITs") and other real estate industry companies. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or interests therein. The equity securities in which the Portfolio will invest for this purpose consist of common stock, shares of beneficial interest of REITs and securities with common stock characteristics, such as preferred stock or convertible securi-ties ("Real Estate Equity Securities").

The Portfolio may invest up to 35% of its total assets in (a) securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property ("Mortgage-Backed Securities"), such as mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and collateralized mortgage obliga-tions ("CMOs") and (b) short-term investments. These instruments are described below. The risks associated with the Portfolio's transactions in REMICs, CMOs and other types of mortgage-backed securities, which are considered to be de-rivative securi-ties, may include some or all of the following: market risk, leverage and vola-tility risk, correlation risk, credit risk and liquidity and valuation risk. See "Certain Risk Considerations -- Mortgage-Backed Securities" below for a de-scription of these and other risks.

As to any investment in Real Estate Equity Securities, the Adviser's analysis will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend paying capability. The Adviser be-lieves that the primary determinant of this capability is the economic viabil-ity of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Portfolio will purchase Real Estate Equity Securities when, in the judgment of the Adviser, their mar-ket price does not adequately reflect this potential. In making this determina-tion, the Adviser will take into account fundamental trends in underlying prop-erty markets as determined by proprietary models, site visits conducted by in-dividuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the rela-tionship between asset value and market price of the securities, dividend pay-ment history, and such other factors which the Adviser may determine from time to time to be relevant. The Adviser will attempt to purchase for the Portfolio Real Estate Equity Securities of companies whose underlying portfolios are di-versified geographically and by property type.

The Portfolio may invest without limitation in shares of REITs. REITs are pooled investment vehicles which invest primarily in income producing real es-tate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also re-alize capital gains by selling properties that have appreciated in value. Mort-gage REITs invest the majority of their assets in real estate mortgages and de-rive income from the collection of interest payments. Similar to investment companies such as the Portfolio, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended ("the Code"). The Portfolio indirectly bears its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred directly by the Portfolio.

Investment Process for Real Estate Equity Securities. The Portfolio's invest-ment strategy with respect to Real Estate Equity Securities is based on the premise that property market fundamentals are the primary determinant of growth underlying the performance of Real Estate Equity Securities. Value added man-agement further distinguishes the most attractive Real Estate Equity Securi-ties. The Portfolio's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. This process is comprised of real estate market research, specific property in-spection and securities analysis. The Adviser believes that this process will result in a portfolio that will consist of Real Estate Equity

Securities of companies that own assets in the most desirable markets across the country, diversified geographically and by property type.

In implementing the Portfolio's research and investment process, the Adviser will avail itself of the consulting services of CB Commercial Real Estate Group, Inc. ("CBC"), a publicly held company and the largest real estate serv-ices company in the United States, comprised of real estate brokerage, prop-erty and facilities management, and real estate finance and investment advi-sory activities (CBC in August of 1997 acquired Koll Management Services ("Koll"), which previously provided these consulting services to the Adviser). In 1996, CBC (and Koll, on a combined basis) completed 25,000 sale and lease transactions, managed over 4,100 client properties, created over $3.5 billion in mortgage originations, and completed over 2,600 appraisal and consulting assignments. In addition, they advised and managed for institutions over $4 billion in real estate investments. As consultant to the Adviser, CBC provides access to a proprietary model, REIT . Score, that analyzes the approximately 12,000 properties owned by these 130 companies. Using proprietary databases and algorithms, CBC analyzes local market rent, expense and occupancy trends, market specific transaction pricing, demographic and economic trends, and leading indicators of real estate supply such as building permits. Over 650 asset-type specific geographic markets are analyzed and ranked on a relative scale by CBC in compiling its REIT . Score database. The relative attractive-ness of these real estate industry companies is similarly ranked based on the composite rankings of the properties they own. See "Management of the Fund" for more information about CBC.

The universe of property-owning real estate industry firms consists of approx-imately 130 companies of sufficient size and quality to merit consideration for investment by the Portfolio. Once the universe of real estate industry companies has been distilled through the market research process, CBC's local market presence provides the capability to perform site specific inspections of key properties. This analysis examines specific property location, condi-tion, and sub-market trends. CBC's use of locally based real estate profes-sionals provides the Adviser with a window on the operations of the portfolio companies as information gathered can immediately be put in the context of lo-cal market events. Only those companies whose specific property portfolios re-flect the promise of their general markets will be considered for initial and continued investment by the Portfolio.

The Adviser further screens the universe of real estate industry companies by using rigorous financial models and by engaging in regular contact with man-agement of targeted companies. Each management's strategic plan and ability to execute the plan are determined and analyzed. The Adviser will make extensive use of CBC's network of industry analysts in order to assess trends in tenant industries. This information is then used to further interpret management's strategic plans. Financial ratio analysis is used to isolate those companies with the ability to make value-added acquisitions. This information is com-bined with property market trends and used to project future earnings poten-tial.

Mortgage-Backed Securities and Associated Risks. Mortgage-Backed Securities include mortgage pass-through certificates and multiple-class pass-through se-curities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of Mortgage-Backed Securities that may be available in the future.

Guaranteed Mortgage Pass-Through Securities. The Portfolio may invest in guar-anteed mortgage pass-through securities which represent participation inter-ests in pools of residential mortgage loans and are issued by U.S. governmen-tal or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the Government Na-tional Mortgage Association ("Ginnie Mae"), the Federal National Mortgage As-sociation ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae certificates are guaranteed by the full faith and credit of the United States Government for timely payment of principal and in-terest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately-owned corporation for full and timely payment of principal and interest on the certificates. Freddie Mac certifi-cates are guaranteed by Freddie Mac, a corporate instrumentality of the United States Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obliga-tions. Mortgage-Backed Securities also include CMOs and REMIC pass-through or participation certificates, which may be issued by, among others, U.S. Govern-ment agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis. The Portfolio will not invest in the lowest tranche of CMOs and REMIC certificates.

Typically, CMOs are collateralized by Ginnie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residu-al" interest shares of beneficial interest in REMIC trusts although the Port-folio does not intend to invest in residual interests.

Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily mar-ketable. In particular, the secondary markets for CMOs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting a Fund's ability to buy or sell those securities at any particular time.

Risks. Investing in Mortgage-Backed Securities involves certain unique risks in addition to those generally associated with investing in the real estate indus-try in general. These unique risks include the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepay-ments on mortgage cash flows. See "Certain Risk Considerations--Mortgage-Backed Securities" below for a more complete description of the characteristics of these and other risks.

Short-Term Investments. The short-term investments in which the Portfolio may invest are: corporate commercial paper and other short-term commercial obliga-tions, in each case rated or issued by companies with similar securities out-standing that are rated Prime-1, Aa or better by Moody's, A-1, AA or better by S&P, D-1, AA or better by Duff & Phelps or F1, AA or better by Fitch; obliga-tions (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody's, A-1, AA or better by S&P, D-1, AA or better by Duff & Phelps or F1, AA or better by Fitch; and obligations issued or guar-anteed by the U.S. Government or its agencies or instrumentalities with remain-ing maturities not exceeding 18 months.

The Portfolio may invest in debt securities rated BBB or higher by S&P or Baa or higher by Moody's or, if not so rated, of equivalent credit quality as de-termined by the Adviser. Securities rated BBB by S&P, Duff & Phelps or Fitch or Baa by Moody's are considered to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and re-pay principal than in the case of higher-rated securities. The Portfolio ex-pects that it will not retain a debt security which is downgraded below BBB or Baa or, if unrated, determined by the Adviser to have undergone similar credit quality deterioration, subsequent to purchase by the Portfolio.

The Portfolio may also engage in the following investment practices to the ex-tent indicated: (i) invest up to 10% of its net assets in rights or warrants;
(ii) invest up to 15% of its net assets in the convertible securities of compa-nies whose common stocks are eligible for purchase by the Portfolio; (iii) lend portfolio securities on a short or long term basis equal in value to not more than 25% of total assets; (iv) enter into repurchase agreements of up to seven days' duration; (v) enter into forward commitment transactions as long as the Portfolio's aggregate commitments under such transactions are not more than 30% of the Portfolio's total assets; (vi) enter into standby commitment agreements;
(vii) make short sales of securities or maintain a short position but only if at all times when a short position is open not more than 25% of the Portfolio's net assets (taken at market value) is held as collateral or placed in a segre-gated account for such sales; and (viii) invest in illiquid securities unless, as a result, more than 15% of its net assets would be so invested.

 ADDITIONAL INVESTMENT POLICIES AND PRACTICES

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will nor-mally vary with changes in the price of the underlying stock, although the higher yield tends to make the convertible security less volatile than the un-derlying common stock. As with debt securities, the market value of convert-ible securities tends to decrease as interest rates rise and increase as in-terest rates decline. While convertible securities generally offer lower in-terest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch and comparable unrated securities as determined by the Adviser may share some or all of the risks of non-convertible debt securities with those rat-ings.

Rights and Warrants. The Portfolio will invest in rights or warrants only if the underlying equity securities are themselves deemed appropriate by the Ad-viser for inclusion in the Portfolio's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the war-rant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Short Sales. A short sale is a transaction in which the Portfolio sells a se-curity it does not own but has borrowed in anticipation that the market price of that security will decline. When the Portfolio makes a short sale of a se-curity that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale. The Portfolio may be required to pay a fee to borrow particu-lar securities and is often obligated to pay over any payments received on such borrowed securities. The Portfolio's obligation to replace the borrowed security will be secured by collateral deposited with a broker-dealer quali-fied as a custodian and will consist of cash or securities. Depending on the arrangements the Portfolio makes with the broker-dealer from which it borrowed the security regarding remittance of any payments received by the Portfolio on such security, the Portfolio may not receive any payments (including interest) on its collateral deposited with the broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. In order to defer realization of gain or loss for U.S. federal income tax purposes, the Portfolio may also make short sales "against the box." In this type of short sale, at the time of the sale, the Portfolio owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

The Portfolio may not make a short sale unless at all times when a short posi-tion is open not more than 25% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time.

CERTAIN RISK CONSIDERATIONS

Risk Factors Associated with the Real Estate Industry. Although the Portfolio does not invest directly in real estate, it does invest primarily in Real Es-tate Equity Securities and does have a policy of concentration of its invest-ments in the real estate industry. Therefore, an investment in the Portfolio is subject to certain risks associated with the direct ownership of real es-tate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to gen-eral and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competi-tion, property taxes and operating expenses; changes in zoning laws; costs re-sulting from the clean-up of, and liability to third parties for damages re-sulting from, environmental problems; casualty or condemnation losses; unin-sured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Portfolio's investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to certain of the foregoing risks to greater extent.

In addition, if the Portfolio receives rental income or income from the dispo-sition of real property acquired as a result of a default on securities the Portfolio owns, the receipt of such income may adversely affect the Portfo-lio's ability to retain its tax status as a regulated investment company. See "Dividends, Distributions and Taxes." Investments by the Portfolio in securi-ties of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

REITS. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemptions from registration under the Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to de-cline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradu-ally align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to inter-est rate fluctuations than would investments in fixed rate obligations.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historical-ly, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P Index of 500 Common Stocks.

Mortgage-Backed Securities. As discussed above, investing in Mortgage-Backed Securities involves certain unique risks in addition to those risks associated with investment in the real estate industry in general. These risks include the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. When interest rates decline, the value of an investment in fixed rate obligations can be ex-pected to rise. Conversely, when interest rates rise, the value of an invest-ment in fixed rate obligations can be expected to decline. In contrast, as in-terest rates on adjustable rate mortgage loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Further, the yield characteristics of Mortgage-Backed Securities, such as those in which the Portfolio may invest, differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of inter-est rates, and the possibility that prepayments of principal may be made sub-stantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a va-riety of economic, geographic, social and other factors, and cannot be pre-dicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepay-ments in an increasing interest rate environment. Early payment associated with Mortgage-Backed Securities causes these securities to experience signifi-cantly greater price and yield volatility than that experienced by traditional fixed-income securities. Under certain interest rate and prepayment rate sce-narios, the Portfolio may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When the Portfolio reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

Securities Ratings. The ratings of securities by S&P, Moody's, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, howev-er, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be va-rying degrees of difference in credit risk of securities within each rating category. See Appendix A.

OTHER INVESTMENT POLICIES AND TECHNIQUES

Except as otherwise noted below, the following description of other investment policies is applicable to all of the Fund's Portfolios:

 REPURCHASE AGREEMENTS

Any Portfolio, except the Total Return Portfolio, Technology Portfolio and the Quasar Portfolio may enter into agreements pertaining to U.S. Government Secu-rities or, in the case of the Global Dollar Government Portfolio and the Growth Portfolio, pertaining to the types of securities in which it invests, with member banks of the Federal Reserve System or "primary dealers" (as des-ignated by the Federal Reserve Bank of New York). The Real Estate Investment Portfolio may enter into repurchase agreements pertaining to U.S. Government Securities with member banks of the Federal Reserve System or primary dealers. There is no percentage restriction on the ability of the Global Dollar Govern-ment Portfolio, the Worldwide Privatization Portfolio and the Real Estate In-vestment Portfolio to enter into repurchase agreements. The Real Estate In-vestment Portfolio currently intends to enter into repurchase agreements only with the Fund's Custodian and such primary dealers.

A repurchase agreement arises when a buyer purchases a security and simultane-ously agrees to resell it to the vendor at an agreed-upon future date, nor-mally one day or a few days later. The resale price is greater than the pur-chase price, reflecting an agreed-upon interest rate. Such agreements permit the Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investment of a longer-term nature. If a vendor de-faults on its repurchase obligation, the Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, the Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. The Fund's Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the vendors with which the Portfolios enter into repurchase agreement transac-tions.

 WRITING COVERED CALL OPTIONS

The Premier Growth Portfolio, the Growth and Income Portfolio, the U.S. Govern-ment/High Grade Securities Portfolio, the High-Yield Portfolio and the Total Return Portfolio may each write covered call options listed on one or more na-tional securities exchanges. A call option gives the purchaser of the option, upon payment of a premium to the writer of the option, the right to purchase from the writer of the option a specified number of shares of a specified se-curity on or before a fixed date, at a predetermined price. A Portfolio per-mitted to write call options may not do so unless the Portfolio at all times during the option period owns the optioned securities, or securities convert-ible or carrying rights to acquire the optioned securities at no additional cost. None of the above listed Portfolios may write covered call options in excess of 25% of such Portfolio's assets.

A Portfolio may terminate its obligation to the holder of an option written by the Portfolio through a "closing purchase transaction." The Portfolio may not, however, effect a closing purchase transaction with respect to such an option after it has been notified of the exercise of such option. The Portfolio real-izes a profit or loss from a closing purchase transaction if the cost of the transaction is more or less than the premium received by the Portfolio from writing the option. Although the writing of covered call options only on na-tional securities exchanges increases the likelihood of a Portfolio being able to make closing purchase transactions, there is no assurance that a Portfolio will be able to effect closing purchase transactions at any particular time or at an acceptable price. The writing of covered call options could result in increases in the portfolio turnover of a Portfolio, especially during periods when market prices of the underlying securities appreciate.

 OPTIONS

In an effort to increase current income and to reduce fluctuations in net as-set value, the Global Dollar Government Portfolio and the Worldwide Privatization Portfolio each intend to write covered put and call options and purchase put and call options on securities of the types in which it is per-mitted to invest that are traded on U.S. and foreign securities exchanges. Each Portfolio also intends to write call options for cross-hedging purposes. There are no specific limitations on a Portfolio's writing and purchasing of options.

The purchaser of an option, upon payment of a premium, obtains, in the case of a put option the right to deliver to the writer of the option, and in the case of a call option, the right to call upon the writer to deliver, a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Portfolio is "covered" if the Portfolio (i) owns the underlying security covered by the call (ii) has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's Cus-todian) upon conversion or exchange of other portfolio securities, or (iii) holds a call on the same security in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash and liquid high-grade debt securities in a segregated account with the Fund's Custodian. A put option written by a Portfolio is "covered" if the Portfolio maintains liquid assets with a value equal to the exercise price in a segregated account with the Fund's Cus-todian, or else holds a put on the same security in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying secu-rity, the remaining term of the option, supply and demand and interest rates.

A call option is written for cross-hedging purposes if a Portfolio does not own the underlying security, but seeks to provide a hedge against a decline in value in another security which the Portfolio owns or has the right to ac-quire. In such circumstances, the Portfolio collateralizes its obligation un-der the option (which is not covered) by maintaining in a segregated account with the Fund's Custodian liquid assets in an amount not less than the market value of the underlying security, marked to market daily.

In purchasing a call option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security in-creased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchas-ing a put option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would be lost by the Portfolio.

The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security. If this occurred, the option could be exercised and the underlying security would then be sold by the op-tion holder to the Portfolio at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security. If this occurred, the option could be exercised and the underlying security would then be sold by the Port-folio at a lower price than its current market value. These risks could be re-duced by entering into a closing transaction. See Appendix C to the Statement of Additional Information. A Portfolio retains the premium received from writ-ing a put or call option whether or not the option is exercised.

A Portfolio may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated transactions. A Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by a Portfolio in negotiated transactions are illiquid and it may not be pos-sible for the Portfolio to effect a closing transaction at a time when the Ad-viser believes it would be advan-tageous to do so. See "Illiquid Securities." See Appendix C to the Statement of Additional Information for a further discussion of the use, risks and costs of option trading.

Both the Global Dollar Government Portfolio and the Worldwide Privatization Portfolio may purchase and sell exchange-traded options on any securities in-dex composed of the types of securities in which it may invest. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exer-cise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. There are no specific limitations on either Portfolio's purchasing and selling of options on securities indices.

 LOANS OF PORTFOLIO SECURITIES

Each Portfolio of the Fund, except the Quasar Portfolio, may make secured loans of its portfolio securities to brokers, dealers and financial institu-tions provided that cash, U.S. Government securities, other liquid high-qual-ity debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the bor-rower with the Portfolio.

The risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, in-cluding the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned thereon and the Portfo-lio may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. Each Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. Each Portfolio may pay reasonable finders', adminis-trative and custodial fees in connection with a loan. No more than 30% of the value of the assets (25% in the case of the Worldwide Privatization Portfolio and the Real Estate Investment Portfolio) of each Portfolio may be loaned at any time, nor will a Portfolio lend its portfolio securities to any officer, director, employee or affiliate of either the Fund or the Adviser.

 FOREIGN SECURITIES

For a description of the investment policies of the Global Dollar Government Portfolio, the Worldwide Privatization Portfolio and the Quasar Portfolio with respect to foreign securities, see above. Each of the other Portfolios, except the U.S. Government/High Grade Securities Portfolio and the Real Estate In-vestment Portfolio, may invest in listed and unlisted foreign securities. The other Portfolios of the Fund may invest in foreign securities without limita-tion, although the Total Return Portfolio has no intention of so investing in the future, the Premier Growth Portfolio intends to invest at least 85% of the value of its total assets in the equity securities of American compa-nies, the Growth and Income Portfolio intends to restrict its investment in foreign securities to issues of high quality. The Technology Portfolio will not purchase a foreign security if such purchase at the time thereof would cause 10% or more of the value of that Portfolio's total assets to be invested in foreign securities. The High-Yield Portfolio may purchase foreign securi-ties, provided the value of issues denominated in foreign currency shall not exceed 20% of the Portfolio's total assets and the value of issues denominated in United States currency shall not exceed 25% of the Portfolio's total as-sets. The Portfolios may convert U.S. Dollars into foreign currency, but only to effect securities transactions on a foreign securities exchange and not to hold such currency as an investment. Each Portfolio, except the Technology Portfolio and the U.S. Government/High Grade Securities Portfolio, may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates.

To the extent a Portfolio, including the Global Dollar Government Portfolio and the Worldwide Privatization Portfolio, invests in foreign securities, con-sideration is given to certain factors comprising both risk and opportunity. The values of foreign securities investments are affected by changes in cur-rency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or econom-ic, taxation or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Currency exchange rate movements will increase or reduce the U.S. Dollar value of the Portfolio's net assets and income attributable to foreign securities. Costs are incurred in connec-tion with conversions between various currencies held by a Portfolio. In addi-tion, there may be substantially less publicly available information about foreign issuers than about domestic issuers, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and require-ments comparable to those of domestic issuers. Foreign issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particu-lar, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in ac-cordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation account-ing rules in some of the countries in which a Portfolio will invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domes-tic issuers, and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including ex-propriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods.

Investment in Japanese Issuers. Investment in securities of Japanese issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. Dollar, the U.S. Dollar value of each Portfolio's investments denominated in the Japanese Yen will fluctuate with Yen-Dollar exchange rate movements. Between 1985 and 1995, the Japanese Yen generally appreciated against the U.S. Dollar but has since fallen from its post-World War II high (in 1995). Since its peak of April 19, 1995, the Japanese Yen has decreased in value against the U.S. Dol-lar. On December 31, 1997, the exchange rate was 130.57 Yen per Dollar.

Japan's largest stock exchange is the Tokyo Stock Exchange, the First Section of which is reserved for larger, established companies. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak in 1989. Thereafter, the TOPIX declined approximately 50% through the end of 1993. In 1994, the TOPIX closed at 1,559.09, up approximately 8% from the end of 1993; in 1995, the TOPIX closed at 1,577.70, up approximately 1% from the end of 1994; and in 1996, the TOPIX closed at 1,470.94, down approximately 7% from the end of 1995. On December 31, 1997, the TOPIX closed at 1,175.03, down approximately 20% from the end of 1996. Certain valuation measures, such as price-to-book value and price-to-cash flow ratios, indicate that the Japanese stock market is near its lowest level in the last twenty years relative to other world markets.

In recent years, Japan has consistently recorded large current account trade surpluses with the U.S. that have caused difficulties in the relations between the two countries. On October 1, 1994, the U.S. and Japan reached an agreement that may lead to more open Japanese markets with respect to trade in certain goods and services. In June, 1995, the two countries agreed in principle to increase Japanese imports of American automobiles and automotive parts. Never-theless, it is expected that the continuing friction between the U.S. and Ja-pan with respect to trade issues will thus continue for the foreseeable fu-ture.

Each Portfolio's investments in Japanese issuers also will be subject to un-certainty resulting from the instability of recent Japanese ruling coalitions. From 1955 to 1993, Japan's government was controlled by a single political party. Between August 1993, and October 1996 Japan was ruled by a series of four coalition governments. As a result of a general election on October 20, 1996, however, Japan returned to a single party government led by Prime Minis-ter Ryutaro Hashimoto. While Mr. Hashimoto's party does not control a majority of the seats in the parliament, it is only three seats short of the 251 seats required to attain a majority in the House of Representatives (down from a 12-seat shortfall just after the October 1996 election). For the past several years, Japan's banking industry has been weakened by a significant amount of problem loans. Japan's banks also have sig-nificant exposure to the current financial turmoil in other Asian markets. On December 17, 1997 the Japanese government proposed to strengthen Japan's banks by means of an infusion of public funds and other measures. It is unclear whether these proposals, which are under consideration by Japan's parliament, would, if implemented, achieve their intended effect. For further information regarding Japan, see the Fund's Statement of Additional Information.

 WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

Forward commitments for the purchase or sale of securities may include pur-chases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occur-rence of a subsequent event, such as approval and consummation of a debt re-structuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price, which generally is expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, normally within two months after the transaction, delayed settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest accrues to the purchaser prior to the settlement date. At the time a Portfolio enters into a forward commit-ment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be cancelled in the event that the required condition did not occur and the trade was cancelled.

The use of forward commitments enables a Portfolio to protect against antici-pated changes in interest rates and prices. How- ever, if the Adviser were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices less favorable than current market values. No forward commitments will be made by the U.S. Government/High Grade Securities Portfolio, the Global Dol-lar Government Portfolio, the Worldwide Privatization Portfolio and the Real Estate Investment Portfolio if, as a result, the Portfolio's aggregate commit-ments under such transactions would be more than 30% of the then current value of the Portfolio's total assets, or, in the case of the Total Return Portfolio and the High-Yield Portfolio, more than 20% of the then current value of such Portfolio's total assets.

A Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but the Portfolio will enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Portfolio, however, chooses to dis-pose of the right to receive or deliver a security subject to a forward commit-ment prior to the settlement date of the transaction, it may incur a gain or loss. In the event the other party to a forward commitment transaction were to default, the Portfolio might lose the opportunity to in-vest money at favorable rates or to dispose of securities at favorable prices.

 STANDBY COMMITMENT AGREEMENTS

The Global Dollar Government Portfolio, Worldwide Privatization Portfolio and the Real Estate Investment Portfolio may from time to time enter into standby commitment agreements. Such agreements commit a Portfolio, for a stated period of time, to purchase a stated amount of a security which may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Portfolio is paid a commitment fee, regardless of whether or not the security ultimately is issued, which is typically approximately 0.5% of the aggregate purchase price of the security which the Portfolio has com-mitted to purchase. Each Portfolio will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which are considered advantageous to the Portfolio and which are un-available on a firm commitment basis. Except for the Real Estate Investment Portfolio, none of the Portfolios will enter into a standby commitment with a remaining term in excess of 45 days. Each Portfolio limits its investment in such commitments so that the aggregate purchase price of the securities sub-ject to the commitments will not exceed 50%, in the cases of the Global Dollar Government Portfolio and the Worldwide Privatization Portfolio and 25% in the case of the Real Estate Investment Portfolio, of their respective assets taken at the time of acquisition of such commitment. The Portfolios at all times maintain a segregated account with the Fund's custodian of liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the secu-rity underlying the commitment is at the option of the issuer, a Portfolio will bear the risk of capital loss in the event the value of the security de-clines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will there-after be reflected in the calculation of the Portfolio's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be re-corded as income on the expiration date of the standby commitment.

 HEDGING TECHNIQUES

The following hedging techniques are utilized by the Worldwide Privatization Portfolio, which may utilize futures contracts and options on futures con-tracts, options on foreign currencies and forward foreign currency exchange contracts, and by the Global Dollar Government Portfolio, which may utilize interest rate transactions (High-Yield

Portfolio may utilize futures contracts and options on futures contracts sub-ject to the restrictions disclosed above with respect to the Portfolio).

Cross Hedges. The attractive returns currently available from foreign currency denominated debt instruments can be adversely affected by changes in exchange rates. The Adviser believes that the use of foreign currency hedging tech-niques, including "cross-hedges" (see "Forward Foreign Currency Exchange Con-tracts," below), can help protect against declines in the U.S. Dollar value of income available for distribution to shareholders and declines in the net as-set value of the Portfolio's shares resulting from adverse changes in currency exchange rates. For example, the return available from securities denominated in a particular foreign currency would diminish in the event the value of the U.S. Dollar increased against such currency. Such a decline could be partially or completely offset by an increase in value of a cross-hedge involving a for-ward exchange contract to sell a different foreign currency, where such con-tract is available on terms more advantageous to the Portfolio than a contract to sell the currency in which the position being hedged is denominated. It is the Adviser's belief that cross-hedges can therefore provide significant pro-tection of net asset value in the event of a general rise in the U.S. Dollar against foreign currencies. However, a cross-hedge cannot protect against ex-change rate risks perfectly, and if the Adviser is incorrect in its judgment of future exchange rate relationships, a Portfolio could be in a less advanta-geous position than if such a hedge had not been established.

Indexed Debt Securities. The Portfolios may invest without limitation in debt instruments that are indexed to certain specific foreign currency exchange rates. The terms of such securities provide that their principal amount is ad-justed upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Portfolio purchases such debt instruments with the currency in which they are denominated and, at maturity, receives interest and princi-pal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the in-strument is issued and the date the instrument matures. While such securities entail the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Portfolio to hedge (or cross-hedge) against a decline in the U.S. Dollar value of invest-ments denominated in foreign currencies while providing an attractive money market rate of return. The Portfolio purchases such debt instruments for hedg-ing purposes only, not for speculation. The staff of the Securities and Ex-change Commission (the "Commission") is currently considering whether the Portfolio's purchase of this type of security would result in the issuance of a "senior security" within the meaning of the Act. The Portfolio believes that such investments do not involve the creation of such a senior security, but nevertheless the Portfolio has undertaken, pending the resolution of this is-sue by the staff, to establish a segregated account with respect to its in-vestments in this type of security and to maintain in such account cash not available for investment or U.S. Government Securities or other liquid high quality debt securities having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

Futures Contracts and Options on Futures Contracts. A Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securi-ties or foreign currencies, or contracts based on financial indices including any index of U.S. Government Securities, foreign government securities or cor-porate debt securities and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation by the Port-folio to deliver the securities or foreign currencies called for by the con-tract at a specified price on a specified date. A "purchase" of a futures con-tract means the incurring of a contractual obligation to acquire the securities or foreign currencies called for by the contract at a specified price on a specified date. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was effected.

Although the terms of futures contracts specify actual delivery or receipt of securities, in most instances the contracts are closed out before the settle-ment date without the making or taking of delivery of the securities. Closing out of a futures contract is effected by entering into an offsetting purchase or sale transaction.

The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multi-ple of the value of the index on the expiration date of the contract and the price at which the contract was originally struck.

Unlike a futures contract, which requires the parties to buy and sell a secu-rity on a set date, an option on a futures contract entitles its holder to de-cide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. Since the value of the option is fixed at the point of sale, there are no daily payments of cash in the nature of "variation" or "maintenance" margin payments to reflect the change in the value of the underlying contract as there are by a purchaser or seller of a futures contract. The value of the option does not change and is reflected in the net asset value of the Portfolio.

The ability to establish and close out positions in options on futures will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or be maintained.

Options on futures contracts to be written or purchased by the Portfolio will be traded on U.S. or foreign exchanges or over-the-counter.

These investment techniques will be used only to hedge against anticipated fu-ture changes in market conditions and interest or exchange rates which other-wise might either adversely affect the value of the Portfolio's securities or adversely affect the prices of securities which the Portfolio intends to purchase at a later date. See Appendix D to the Fund's Statement of Additional Information for further discussion of the use, risks and costs of futures con-tracts and options on futures contracts.

The Portfolio will not (i) enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate of margin deposits on all the outstanding futures contracts of the Portfolio and premiums paid on outstanding options on futures contracts would exceed 5% of the market value of the total assets of the Portfolio or (ii) enter into any futures contracts or options on futures contracts if the aggregate of the market value of the outstanding futures contracts of the Portfolio and the market value of the currencies and futures contracts subject to outstanding options written by the Portfolio would exceed 50% of the market value of the total assets of the Portfolio.

Options on Foreign Currencies. The Portfolio may purchase and write put and call options on foreign currencies for the purpose of protecting against de-clines in the U.S. Dollar value of foreign currency-denominated portfolio se-curities and against increases in the U.S. Dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and a Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incur-ring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Portfolio's position, it may forfeit the en-tire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Portfolio are traded on U.S. and foreign exchanges or over-the-counter. There is no specific percentage limita-tion on the Portfolio's investments in options or on foreign currencies. See the Fund's Statement of Additional Information for further discussion of the use, risks and costs of options on foreign currencies.

Forward Foreign Currency Exchange Contracts. The Portfolio may purchase or sell forward foreign currency exchange contracts ("forward contracts") to at-tempt to minimize the risk to the Portfolio from adverse changes in the rela-tionship between the U.S. Dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. Forward contracts reduce the potential gain from a positive change in the relationship between the U.S. Dollar and other cur-rencies. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The Fund's Custodian will place liquid assets in a segregated account having a value equal to the aggregate amount of each Portfolio's commitments under for-ward contracts entered into with respect to position hedges and cross-hedges.

Interest Rate Transactions. In order to attempt to protect the value of the Portfolio's investments from interest rate or currency cross-rate fluctua-tions, the Portfolio may enter into various hedging transactions, such as in-terest rate swaps and may purchase or sell (i.e. write) interest rate caps and floors.

The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. The Portfolio may also enter into these transactions to protect against any in-crease in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio does not intend to use these transactions in a spec-ulative manner. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. Interest rate swaps are entered into on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The purchase of an interest rate cap enti-tles the purchaser, to the extent that a specified index exceeds a predeter-mined interest rate, to receive payments on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an in-terest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate to receive payments on a contractu-ally-based principal amount from the party selling such interest rate floor.

The Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether the Portfolio is hedging its assets or its liabilities. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each in-terest rate swap will be accrued on a daily basis and an amount of liquid as-sets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's Custodian. If the Portfolio enters into an interest rate swap on other than a net basis, the Portfolio will maintain a segregated account with the Fund's Custodian in the full amount accrued on a daily basis of the Portfolio's obligations with re-spect to the swap. The Portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization at the time of entering into the transaction. The Adviser monitors the creditworthiness of counter parties to its interest rate swap, cap and floor transactions on an ongoing basis. If there is a default by the other party to such a transaction, the Portfolio has contractual remedies. The swap market has grown substan-tially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap docu-mentation. The Adviser has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent that the Portfolio sells (i.e., writes) caps and floors, it will maintain in a segregated account with the Fund's Custodian liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Portfolio's obliga-tions with respect to the caps or floors.

General. The successful use of the foregoing investment practices draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of futures contracts, options, interest rate transactions or forward contracts or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and forward contracts, and adverse market movements could therefore continue to an unlim-ited extent over a period of time. In addition, the correlation between move-ments in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

The Portfolio's ability to dispose of its positions in futures contracts, op-tions, interest rate transactions and forward contracts will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of fixed-income securities and currencies are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by the Portfolio over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Portfolio would have to be exercised in order for the Portfolio to realize any profit and (ii) the Portfolio may not be able to sell currencies or portfolio securities cov-ering an option written by the Portfolio until the option expires or it deliv-ers the underlying futures contract or currency upon exercise. Therefore, no assurance can be given that the Portfolio will be able to utilize these instruments effectively for the purposes set forth above.

 ILLIQUID SECURITIES

Subject to any more restrictive applicable investment policies, none of the Portfolios maintains more than 15% of its net assets in illiquid securities. For purposes of each Portfolio's investment objectives and policies and in-vestment restrictions, illiquid securities include, among others, (a) direct placements or other securities which are subject to legal or contractual re-strictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by the Portfolio over-the-counter and the cover for options written by the Portfolio over-the-counter, and (c) repurchase agreements not termina-ble within seven days. Securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended, that have legal or contractual re-strictions on resale but have a readily available market are not deemed illiq-uid for purposes of this limitation. The Adviser monitors the liquidity of such securities under the supervision of the Board of Directors. See "Certain Fundamental Investment Policies." See the Statement of Additional Information for further discussion of illiquid securities.

 FIXED-INCOME SECURITIES

The value of the shares of each Portfolio that invests in fixed-income securi-ties will fluctuate with the value of such investments. The value of each Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Portfo-lio's securities generally rise. Conversely, during periods of rising interest rates, the values of a Portfolio's securities generally decline.

In seeking to achieve a Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and reali-zation of capital losses on securities in a Portfolio's portfolio will be un-avoidable. Moreover, medium- and lower-rated securities and non-rated securi-ties of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Portfolio.

Certain debt securities in which the Global Dollar Government Portfolio may invest are floating-rate debt securities. To the extent that the Portfolio does not enter into interest rate swaps with respect to such floating-rate debt securities, the Portfolio may be subject to greater risk during periods of declining interest rates.

 SECURITIES RATINGS

The ratings of fixed-income securities by S&P, Moody's, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily re-flect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be vary-ing degrees of difference in credit risk of securities within each rating cat-egory.

 INVESTMENT IN FIXED-INCOME SECURITIES RATED Baa AND BBB

Securities rated Baa or BBB are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities, as de-scribed below. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

 INVESTMENT IN LOWER-RATED FIXED-INCOME SECURITIES

Lower-rated securities are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capac-ity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addi-tion, lower-rated securities may be more susceptible to real or perceived ad-verse economic conditions than investment grade securities, although the mar-ket values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Securities rated Ba or BB are judged to have speculative el-ements or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Securities rated B are judged to have highly speculative elements or to be predominantly speculative. Such securi-ties may have small assurance of interest and principal payments. Securities rated Baa by Moody's are also judged to have speculative characteristics.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established sec-ondary market for lower-rated securities, a Portfolio's may experience diffi-culty in valuing such securities and, in turn, the Portfolio's assets.

The Adviser will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political condi-tions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, the Adviser's re-search and credit analysis are a correspondingly more important aspect of its program for managing a Portfolio's securities than would be the case if a Portfolio did not invest in lower-rated securities. In considering investments for the Portfolio, the Adviser will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend cov-erage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

The Global Dollar Government Portfolio may invest in securities having the lowest ratings for non-subordinated debt instruments assigned by Moody's, S&P, Duff & Phelps or Fitch (i.e., rated C by Moody's or CCC or lower by S&P, Duff & Phelps or Fitch) and in unrated securities of comparable investment quality. These securities are considered to have extremely poor prospects of ever at-taining any real investment standing, to have a current identifiable vulnera-bility to default, to be unlikely to have the capacity to pay interest and re-pay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal.

Certain lower-rated securities in which the High Yield Portfolio, the Global Dollar Government Portfolio, and the Growth Portfolio may invest, contain call or buy-back features which permit the issuer of the security to call or repur-chase it. Such securities may present risks based on payment expectations. If an issuer exercises such a provision and redeems the security, the Portfolio may have to replace the called security with a lower yielding security, re-sulting in a decreased rate of return for the Portfolio.

 NON-RATED SECURITIES

Non-rated securities will also be considered for investment by the High-Yield Portfolio and Global Dollar Government Portfolio when the Adviser believes that the fi-nancial condition of the issuers of such securities, or the protection af-forded by the terms of the securities themselves, limits the risk to the Port-folio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

 NON-DIVERSIFIED STATUS

The Global Dollar Government Portfolio and the Worldwide Privatization Portfo-lio are "non-diversified", which means the Portfolios are not limited in the proportion of their assets that may be invested in the securities of a single issuer. However, because the Portfolios may invest in a smaller number of in-dividual issuers than a diversified portfolio, an investment in these Portfo-lios may, under certain circumstances, present greater risk to an investor than an investment in a diversified portfolio. Each Portfolio intends to con-duct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code. To so qualify, among other require-ments, each Portfolio will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Portfolio's total assets will be invested in the securities of a single issu-er, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Portfolio will not own more than 10% of the outstanding voting securities of a single issuer. The Portfolio's invest-ments in U.S. Government Securities are not subject to these limitations.

 DEFENSIVE POSITION

When business or financial conditions warrant, the Premier Growth Portfolio and the Growth and Income Portfolio may assume a temporary defensive position and invest without limit in high grade fixed income securities or hold their assets in cash equivalents, including (i) short-term obligations of the U.S. Government and its agencies or instrumentalities, (ii) certificates of depos-it, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal De-posit Insurance Corporation, and (iii) commercial paper of prime quality rated A-1 or higher by S&P, D-1 or higher by Duff & Phelps, F1 or higher by Fitch or Prime-1 by Moody's or, if not rated, issued by companies which have an out-standing debt issue rated AA or higher by S&P, Duff & Phelps or Fitch or Aa or higher by Moody's.

For temporary defensive purposes, the Global Dollar Government Portfolio may vary from its investment policies during periods in which economic or politi-cal conditions warrant. Under such circumstances, the Portfolio may invest without limit in (i) Government Securities and (ii) the following U.S. dollar-denominated investments: (a) indebtedness rated Aa or better by Moody's or AA or better by S&P, Duff & Phelps or Fitch, or if not so rated, of equivalent investment quality as determined by the Adviser, (b) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having to-tal assets of more than $1 billion and which are members of the Federal De-posit Insurance Corporation and (c) commercial paper of prime quality rated A-1 or better by S&P, D-1 or better by

Duff & Phelps, F1 or better by Fitch or Prime-1 by Moody's or, if not so rat-ed, issued by companies which have an outstanding debt issue rated AA or bet-ter by S&P, Duff & Phelps or Fitch or Aa or better by Moody's. The Global Dol-lar Government Portfolio may also at any time, with respect to up to 35% of its total assets, temporarily invest funds awaiting reinvestment or held for reserves for dividends and other distributions to shareholders in such U.S. dollar-denominated money market instruments.

For temporary defensive purposes, the Growth Portfolio may invest in money market instruments. The Growth Portfolio may also invest in repurchase agree-ments.

For temporary defensive purposes, the Worldwide Privatization Portfolio may vary from its fundamental investment policy during periods in which conditions in securities markets or other economic or political conditions warrant. The Portfolio may reduce its position in equity securities and increase without limit its position in short-term, liquid, high-grade debt securities, which may include securities issued by the U.S. government, its agencies and instru-mentalities ("U.S. Government Securities"), bank deposits, money market in-struments, short-term (for this purpose, securities with a remaining maturity of one year or less) debt securities, including notes and bonds, and short-term foreign currency denominated debt securities rated A or higher by S&P, Duff & Phelps, Fitch or Moody's or, if not so rated, of equivalent investment quality as determined by the Adviser. For this purpose the Portfolio will limit its investments in foreign currency denominated debt securities to secu-rities that are denominated in currencies in which the Portfolio anticipates its subsequent investments will be denominated.

Subject to its policy of investing at least 65% of its total assets in equity securities of enterprises undergoing privatization, the Portfolio may also at any time temporarily invest funds awaiting reinvestment or held as reserves for dividends and other distributions to shareholders in money market instru-ments referred to above.

For temporary defensive purposes, the Real Estate Investment Portfolio may in-crease without limit its position in short-term, liquid, high-grade debt secu-rities, which may include securities issued or guaranteed by the U.S. Govern-ment, its agencies or instrumentalities ("U.S. Government securities"), bank deposits, money market instruments, short-term debt securities, including notes and bonds. For a description of the types of securities in which the Portfolio may invest while in a temporary defensive position, see the State-ment of Additional Information.

 PORTFOLIO TURNOVER

Portfolio turnover rates are set forth under "Financial Highlights." These portfolio turnover rates are greater than those of most other investment com-panies. A high rate of portfolio turnover involves correspondingly greater brokerage and other expenses than a lower rate, which must be borne by a Port-folio and its shareholders. High portfolio turnover also may result in the re-alization of substantial net short-term capital gains.

YEAR 2000

Many computer software systems in use today cannot properly process date-re-lated in-formation from and after January 1, 2000. Should any of the computer systems employed by the Fund's major service providers fail to process this type of information properly, that could have a negative impact on the Fund's opera-tions and the services that are provided to the Fund's shareholders. The Ad-viser, as well as Alliance Fund Distributors, Inc., the principal underwriter of the Fund's shares, and Alliance Fund Services, Inc., the Fund's registrar, dividend disbursing agent, and transfer agent, have advised the Fund that they are reviewing all of their computer systems with the goal of modifying or re-placing such systems prior to January 1, 2000, to the extent necessary to foreclose any such negative impact. In addition, the Adviser has been advised by the Fund's custodian that it is also in the process of reviewing its sys-tems with the same goal. As of the date of this Prospectus, the Fund and the Adviser have no reason to believe that these goals will not be achieved. Simi-larly, the values of certain of the portfolio securities held by the Fund may be adversely affected by the inability of the securities' issuers or of third parties to process this type of information properly.

CERTAIN FUNDAMENTAL INVESTMENT POLICIES

The Fund has adopted certain fundamental investment policies applicable to the Portfolios which may not be changed with respect to a Portfolio without the approval of the shareholders of a Portfolio. Certain of those fundamental in-vestment policies are set forth below. For a complete listing of such funda-mental investment policies, see the Statement of Additional Information.

Briefly, with respect to the Premier Growth Portfolio, the Growth and Income Portfolio, the U.S. Government/High Grade Securities Portfolio, the High-Yield Portfolio and the Total Return Portfolio, these fundamental investment poli-cies provide that a Portfolio may not: (i) invest in securities of any one is-suer (including repurchase agreements with any one entity) other than securi-ties issued or guaranteed by the United States Government, if immediately af-ter such purchases more than 5% of the value of its total assets would be in-vested in such issuer, except that 25% of the value of the total assets of a Portfolio may be invested without regard to such 5% limitation; (ii) acquire more than 10% of any class of the outstanding securities of any issuer (for this purpose, all preferred stock of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class); (iii) in-vest more than 25% of the value of its total assets at the time an investment is made in the securities of issuers conducting their principal business ac-tivities in any one industry, except that there is no such limitation with re-spect to U.S. Government securities or certificates of deposit, bankers' ac-ceptances and interest-bearing deposits (for purposes of this investment re-striction, the electric, gas, telephone and water business shall each be con-sidered as a separate industry); (iv) borrow money, except that a Portfolio may borrow money only for extraordinary or emergency purposes and then only in amounts not exceeding 15% of its total assets at the time of borrowing; (v) mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings described in paragraph (iv) above (in an aggregate amount not to exceed 15% of total assets of a Portfolio), or as permitted in connection with short sales of securities "against the box" by the Growth Portfolio, as described above;
(vi) invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's total assets (taken at market value) would be in-vested in such securities (illiquid securities purchased by the High-Yield Portfolio may include: (a) subordinated debentures or other debt securities issued in the course of acquisition financing such as that associated with leveraged buyout transactions, and (b) participation interests in loans to do-mestic companies, or to foreign companies and governments, originated by com-mercial banks and supported by letters of credit or other credit facilities offered by such banks or other financial institutions); or (vii) invest more than 10% of the value of its total assets in repurchase agreements not termi-nable within seven days.

With respect to the Global Dollar Government Portfolio, these fundamental in-vestment policies provide that the Portfolio may not: (i) invest 25% or more of their respective total assets in securities of companies engaged princi-pally in any one industry except that this restriction does not apply to U.S. Government Securities; (ii) borrow money, except (a) the Global Dollar Govern-ment Portfolio may, in accordance with provisions of the Act, borrow money from banks for temporary or emergency purposes, including the meeting of re-demption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Portfo-lio's total assets (including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Portfo-lio's total assets will be repaid before any subsequent investments are made and (b) the Global Dollar Government Portfolio may enter into reverse repur-chase agreements and dollar rolls; or (iii) pledge, hypothecate, mortgage or otherwise encumber their respective assets, except to secure permitted borrowings.

With respect to the Growth Portfolio, these fundamental investment policies provide that the Portfolio may not: (i) invest more than 5% of its total as-sets in the securities of any one issuer (other than U.S. Government securi-ties and repurchase agreements relating thereto), although up to 25% of the Portfolio's total assets may be invested without regard to this restriction; or (ii) invest 25% or more of its total assets in the securities of any one industry. (Obligations of a foreign government and its agencies or instrumen-talities constitute a separate "industry" from those of another foreign government.)

With respect to the Worldwide Privatization Portfolio, these fundamental poli-cies provide that the Portfolio may not: (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry, except that this restriction does not apply to (a) U.S. Government Securities; or (b) the purchase of securities of issuers whose pri-mary business activity is in the national commercial banking industry, so long as the Fund's Board of Directors determines, on the basis of factors such as liquidity, availability of investments and anticipated returns, that the Port-folio's ability to achieve its investment objective would be adversely af-fected if the Portfolio were not permitted to invest more than 25% of its total assets in those securities, and so long as the Portfolio notifies its shareholders of any decision by the Board of Direc-tors to permit or cease to permit the Portfolio to invest more than 25% of its total assets in those securities, such notice to include a discussion of any increased investment risks to which the Portfolio may be subjected as a result of the Board's determination; (ii) borrow money except from banks for tempo-rary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggre-gate may not exceed 15%, and borrowing for purposes other than meeting redemp-tions may not exceed 5% of the value of the Portfolio's total assets (includ-ing the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Portfolio's total assets will be repaid before any invest-ments are made; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

With respect to the Technology Portfolio, these fundamental policies provide that the Portfolio may not: (i) with respect to 75% of its total assets, have such assets represented by other than: (a) cash and cash items, (b) U.S. Gov-ernment securities, or (c) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater in value than 5% of the Technology Portfolio's total assets, and not more than 10% of the out-standing voting securities of such issuer; (ii) purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentali-ties, if as a result (a) the value of the holdings of the Technology Portfolio in the securities of such issuer exceeds 25% of its total assets, or (b) the Technology Portfolio owns more than 25% of the outstanding securities of any one class of securities of such issuer; (iii) concentrate its investments in any one industry, but the Technology Portfolio has reserved the right to in-vest up to 25% of its total assets in a particular industry; and (iv) invest in the securities of any issuer which has a record of less than three years of continuous operation (including the operation of any predecessor) if such pur-chase would cause 10% or more of its total assets to be invested in the secu-rities of such issuers.

With respect to the Quasar Portfolio these fundamental policies provide that the Portfolio may not: (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if as a result more than 5% of its total assets would be invested in such issuer or the Portfolio would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of its total asset may be invested without regard to these 5% and 10% limitations; (ii) invest more than 25% of its total assets in any particular industry; and (iii) borrow money except for temporary or emergency purposes in an amount not exceeding 5% of its total assets at the time the borrowing is made.

With respect to the Real Estate Investment Portfolio these fundamental poli-cies provide that the Portfolio may not: (i) with respect to 75% of its total assets, have such assets represented by other than: (a) cash and cash items,
(b) U.S. Government securities, or (c) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater in value than 5% of the Portfolio's total assets, and not more than 10% of the outstanding voting securities of such issuer; (ii) purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumen-talities, if as a result (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 25% of its total assets, or (b) the Portfolio owns more than 25% of the outstanding securities of any one class of securities of such issuer; (iii) invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, other than the real estate industry, in which the Portfolio will invest at least 25% or more of its total assets, except that this restriction does not apply to U.S. Government securities; (iv) purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein, including Real Estate Equity Securities; or (v) borrow money except for temporary or emergency purposes or to meet redemption re-quests, in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made.

In addition, the Fund has adopted an investment policy, which is not designated a "fundamental policy" within the meaning of the Act, of intending to have each Portfolio comply at all times with the diversification requirements prescribed in Section 817(h) of the Internal Revenue Code or any successor thereto and the applicable Treasury Regulations thereunder. This policy may be changed upon no-tice to shareholders of the Fund, but without their approval.

                             MANAGEMENT OF THE FUND
DIRECTORS

John D. Carifa, Chairman and President, is President and Chief Operating Offi-cer and a Director of Alliance Capital Management Corporation ("ACMC"), the sole general partner of the Adviser, with which he has been associated since prior to 1993.

Ruth Block was formerly an Executive Vice President and the Chief Insurance Of-ficer of The Equitable Life Assurance Society of the United States since prior to 1993. She is a Director of Ecolab Incorporated (specialty chemicals) and Amoco Corporation (oil and gas)

David H. Dievler was formerly a Senior Vice President of ACMC, with which he had been associated since prior to 1993. He is currently an independent consul-tant.

John H. Dobkin has been the President of Historic Hudson Valley (historic pres-ervation) since prior to 1993. Previously, he was Director of the National Academy of Design.

William H. Foulk, Jr. is an investment advisor and an independent consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered in-vestment adviser, with which he had been associated since prior to 1993.

Dr. James M. Hester is President of the Harry Frank Guggenheim Foundation. He was formerly President of New York University, The New York Botanical Garden and Rector of the United Nations University.

Clifford L. Michel is a partner in the law firm of Cahill Gordon & Reindel, with which he has been associated since prior to 1993. He is President, Chief Executive Officer and a Director of Wenonah Development Company (investments) and a Director of Placer Dome, Inc. (mining).

Donald J. Robinson was formerly a senior partner and a member of the Executive Committee in the law firm of Orrick, Herrington & Sutcliffe and is currently Senior Counsel to that firm.

ADVISER

Alliance Capital Management L.P. (the "Adviser"), a Delaware limited partner-ship with principal offices at 1345 Avenue of the Americas, New York, New York 10105 has been retained under an investment advisory agreement (the "Invest-ment Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of each of the Fund's Portfolios subject to the general supervision and control of the Board of Directors of the Fund.
The following table lists the person or persons who are primarily responsible for the day-to-day management of each Portfolio's investment portfolio, the length of time that each person has been primarily responsible, and each per-son's principal occupation during the past five years.

                                                         PRINCIPAL OCCUPATION
    FUND                      EMPLOYEE; YEAR; TITLE      DURING THE PAST FIVE YEARS
    ----                      ---------------------      --------------------------
Premier Growth Portfolio  Alfred Harrison since          Associated with the Adviser
                          inception-                     since prior to 1993
                          Vice Chairman of Alliance
                          Capital Management Corporation
                          (ACMC)*
Growth and Income         Paul C. Rissman since          Associated with the Adviser
 Portfolio                inception-                     since prior to 1993
                          Senior Vice President of ACMC
U.S. Government/High      Paul J. DeNoon since           Associated with the Adviser
 Grade Securities         inception-                     since prior to 1993
 Portfolio                Vice President of ACMC
Total Return Portfolio    Paul C. Rissman since          (see above)
                          inception-
                          (see above)
Global Dollar Government  Wayne D. Lyski since           (see above)
 Portfolio                inception-
                          Executive Vice President of
                          ACMC
Growth Portfolio          Tyler J. Smith since           Associated with the Adviser
                          inception-                     since July, 1993; prior thereto,
                          Senior Vice President of ACMC  associated with Equitable
                                                         Capital Management Corporation**
Worldwide Privatization   Mark H. Breedon since          Associated with the Adviser
 Portfolio                inception- Senior Vice         since prior to 1993
                          President of ACMC and Director
                          and Vice President of Alliance
                          Capital Limited***

                                                       PRINCIPAL OCCUPATION
    FUND                    EMPLOYEE; YEAR; TITLE      DURING THE PAST FIVE YEARS
    ----                    ---------------------      --------------------------
Technology Portfolio    Peter Anastos since 1992-      Associated with the Adviser
                        Senior Vice President of ACMC  since prior to 1993
                        Gerald T. Malone since 1992-   Associated with the Adviser
                        Senior Vice President of ACMC  since prior to 1993
Quasar Portfolio        Alden M. Stewart since         Associated with the Adviser
                        inception-Executive Vice       since prior to July, 1993**
                        President of ACMC
                        Randall E. Hasse since         Associated with the Adviser
                        inception-                     since prior to 1993
                        Senior Vice President of ACMC
Real Estate Investment  Daniel G. Pine since           Associated with the Adviser
 Portfolio              inception-                     since May, 1996; prior thereto
                        Senior Vice President of ACMC  associated with Desai Capital
                                                       Management since prior to 1993
High-Yield Portfolio    Nelson R. Jantzen since        Associated with the Adviser
                        inception-                     since July, 1993**
                        Senior Vice President of ACMC
                        Wayne C. Tappe since           Associated with the Adviser
                        inception-                     since July, 1993**
                        Senior Vice President of ACMC

  * The sole general partner of the Adviser.

 ** Prior to July 22, 1993, with Equitable Capital Management Corporation (Eq-uitable Capital). On that date, the Adviser acquired the business and sub-stantially all of the assets of Equitable Capital.

*** An indirect wholly-owned subsidiary of the Adviser.

In providing advisory services to the Real Estate Investment Portfolio and other clients investing in real estate securities, the Adviser has retained as a consultant CB Commercial Real Estate Group, Inc. ("CBC"), a publicly held company and the largest real estate services company in the United States, com-prised of real estate brokerage, property and facilities management, and real estate finance and investment advisory activities (CBC in August of 1997 ac-quired Koll, which previously provided these consulting services to Alliance). In 1996, CBC (and Koll, on a combined basis) completed 25,000 sale and lease transactions, managed over 4,100 client properties, created over $3.5 billion in mortgage originations, and completed over 2,600 appraisal and consulting as-signments. In addition, they advised and managed for institutions over $4 bil-lion in real estate investments. CBC will make available to Alliance the CBC National Real Estate Index, which gathers, analyzes and publishes targeted re-search data for the 65 largest U.S. markets, based on a variety of public-sec-tor and private-sector sources as well as CBC's proprietary database of ap-proximately 60,000 property transactions representing over $400 billion of in-vestment property. This information provides a substantial component of the re-search and data used to create the REIT . Score model. As a consultant, CBC provides to the Adviser, at the Adviser's expense, such in-depth information regarding the real-estate market, the factors influencing regional valuations and analysis of recent transactions in office, retail, industrial and multi-family properties as the Adviser shall from time to time request. CBC will not furnish investment advice or make recommendations regarding the purchase or sale of securities by the Portfolio nor will it be responsible for making investment decisions in-volving Portfolio assets.

CBC is one of the three largest fee-based property management firms in the United States, the largest commercial real estate lease brokerage firm in the country, the largest investment property brokerage firm in the country, as well as one of the largest publishers of real estate research, with approximately 6,000 employees nationwide. CBC will provide the Adviser with exclusive access to its REIT . Score model which ranks approximately 130 REITs based on the rel-ative attractiveness of the property markets in which they own real estate. This model scores the approximately 12,000 individual properties owned by these companies. REIT . Score is in turn based on CBC's National Real Estate Index which gathers, analyzes and publishes targeted research data for the 65 largest U.S. real estate markets based on a variety of public- and private-sector sources as well as CBC's proprietary database of 60,000 commercial property transactions representing over $400 billion of investment property and over 3,000 tracked properties which report rent and expense data quarterly. CBC has previously provided access to its REIT . Score model results primarily to the institutional market through subscriptions. The model is no longer provided to any research publications, and the Portfolio and another mutual fund managed by the Adviser are currently the only mutual funds available to retail investors that have access to CBC's REIT . Score model.

The Adviser is a leading international investment manager supervising client accounts with assets as of December 31, 1997 totaling more than $218 billion (of which approximately $85 billion represented the assets of investment compa-nies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 58 registered investment companies managed by the Ad-viser comprising 122 separate investment portfolios currently have over three million shareholder accounts. As of December 31, 1997, the Adviser was retained as an investment manager for employee benefit plan assets of 31 of the Fortune 100 companies.

ACMC, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equita-ble Life Assurance Society of the United States ("Equitable"), one of the larg-est life insurance companies in the United States and a wholly owned subsidiary of the Equitable Companies Incorporated, a holding company which is controlled by AXA-UAP, a French insurance holding company. Certain information concerning the ownership and control of Equitable by AXA-UAP is set forth in the Statement of Additional Information under "Management of the Fund."

The Adviser provides investment advisory services and order placement facili-ties for each of the Fund's Portfolios and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund, without charge, management supervision and assistance and office facilities and provide persons satisfac-tory to the Fund's Board of Directors to serve as the Fund's officers.

EXPENSES OF THE FUND

In addition to the payments to the Adviser under the Investment Advisory Agreement described above, the Fund pays certain other costs including (a) custody, transfer and dividend disbursing expenses, (b) fees of Directors who are not affiliated with the Adviser, (c) legal and auditing expenses, (d) clerical, accounting and other office costs, (e) costs of printing the Fund's prospectuses and shareholder reports, (f) cost of maintaining the Fund's ex-istence, (g) interest charges, taxes, brokerage fees and commissions, (h) costs of stationery and supplies, (i) expenses and fees related to registra-tion and filing with the Commission and with state regulatory authorities, and
(j) cost of certain personnel of the Adviser or its affiliates rendering cler-ical, accounting and other services to the Fund.

As to the obtaining of clerical and accounting services not required to be provided to the Fund by the Adviser under the Investment Advisory Agreement, the Fund may employ its own personnel. For such services, it may also utilize personnel employed by the Adviser or by its affiliates; in such event, the services are provided to the Fund at cost and the payments specifically ap-proved in advance by the Fund's Board of Directors.

                       PURCHASE AND REDEMPTION OF SHARES
PURCHASE OF SHARES

Shares of each Portfolio of the Fund are offered on a continuous basis di-rectly by the Fund and by Alliance Fund Distributors, Inc., the Fund's Princi-pal Underwriter, to the separate accounts of certain life insurance companies without any sales or other charge, at each Portfolio's net asset value, as de-scribed below. The separate accounts of insurance companies place orders to purchase shares of each Portfolio based on, among other things, the amount of premium payments to be invested and surrendered and transfer requests to be effected on that day pursuant to variable annuity contracts and variable life insurance policies which are funded by shares of the Portfolios. The Fund re-serves the right to suspend the sale of the Fund's shares in response to con-ditions in the securities markets or for other reasons. Individuals may not place orders directly with the Fund. See the Prospectus of the separate ac-count of the participating insurance company for more information on the pur-chase of Portfolio shares.

The public offering price of each Portfolio's shares is their net asset value. The per share net asset value of each Portfolio is computed in accordance with the Fund's Articles of Incorporation and By-Laws, at the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time), following receipt of a purchase or redemption order by the Fund, on each Fund business day on which such an order is received and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares. The Fund's per share net asset value is computed by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday exclusive of days on which the Exchange is closed (most national holidays and Good Friday). For purposes of this computa-tion, the securities in each Portfolio are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Directors believe would accurately reflect fair market value. Portfolio securities may also be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair market value of such securities.

REDEMPTION OF SHARES

An insurance company separate account may redeem all or any portion of the shares of any Portfolio in its account at any time at the net asset value per share of that Portfolio next determined after a redemption request in proper form is furnished to the Fund or the Principal Underwriter. Any certificates representing shares being redeemed must be submitted with the redemption re-quest. Shares redeemed are entitled to earn dividends, if any, up to and in-cluding the day redemption is effected. There is no redemption charge. Payment of the redemption price will normally be made within seven days after receipt of such tender for redemption.

The right of redemption may be suspended or the date of payment may be post-poned for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by a Portfolio is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of a Portfolio's net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund. For in-formation regarding how to redeem shares in the Fund please see your insurance company separate account prospectus.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Portfolio will declare and distribute dividends from net investment income and will distribute its net capital gains, if any, at least annually. Such in-come and capital gains distributions will be made in shares of such Portfolios.

The Fund will distribute the return of capital it receives from the REITs in which the Fund invests. The REITs pay distributions based on cash flow, without regard to depreciation and amortization. As a result, a portion of the distri-butions paid to the Fund and subsequently distributed to shareholders may be a nontaxable return of capital. The final determination of the amount of the Fund's return of capital distributions for the period will be made after the end of each calendar year.

Each Portfolio of the Fund qualified and intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). If so qualified, each Portfolio will not be subject to Federal income or excise taxes on its investment company taxable income and net capi-tal gains to the extent such investment company taxable income and net capital gains are distributed to the separate accounts of insurance companies which hold its shares. Under current tax law, capital gains or dividends from any Portfolio are not currently taxable when left to accumulate within a variable annuity (other than an annuity interest owned by a person who is not a natural person) or variable life insurance contract. Distributions of net investment income and net short-term capital gain will be treated as ordinary income and distributions of net long-term capital gain will be treated as long-term capital gain in the hands of the insurance companies.

Investment income received by a Portfolio from sources within foreign coun-tries may be subject to foreign income taxes withheld at the source. Provided that certain Code requirements are met, a Portfolio may "pass through" to its shareholders credits or deductions for foreign income taxes paid.

Section 817(h) of the Code requires that the investments of a segregated asset ac-count of an insurance company be "adequately diversified," in accordance with Treasury Regulations promulgated thereunder, in order for the holders of the variable annuity contracts or variable life insurance policies underlying the account to receive the tax-deferred or tax-free treatment generally af-forded holders of annuities or life insurance policies under the Code. The De-partment of the Treasury has issued Regulations under section 817(h) which, among other things, provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the applicable diversification requirements. Under the Regulations, if a regulated investment company satisfies certain conditions, a segregated asset account owning shares of the regulated investment company will not be treated as a single investment for these purposes, but rather the account will be treated as owning its proportionate share of each of the assets of the regulated in-vestment company. Each Portfolio plans to satisfy these conditions at all times so that the shares of each Portfolio owned by a segregated asset account of a life insurance company will be subject to this treatment under the Code.

For information concerning federal income tax consequences for the holders of variable annuity contracts and variable rate insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

                              GENERAL INFORMATION
PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Board of Directors of the Fund, the Adviser is responsible for the investment decisions and the placing of the or-ders for portfolio transactions for the Fund. Portfolio transactions for the U.S. Government/High Grade Securities Portfolio, the High-Yield Portfolio and the Global Dollar Government Portfolio occur primarily with issuers, under-writers or major dealers acting as principals, while transactions for the Pre-mier Growth Portfolio, the Growth and Income Portfolio, the Growth Portfolio, the Worldwide Privatization Portfolio, the Technology Portfolio and the Quasar Portfolio are normally effected by brokers, and transactions for Total Return Portfolio and the Real Estate Investment Portfolio are normally effected through any one or more of the foregoing entities.

The Fund has no obligation to enter into transactions in portfolio securities with any broker, dealer, issuer, underwriter or other entity. In placing or-ders, it is the policy of the Fund to obtain the best price and execution for its transactions. Consistent with the objective of obtaining best execution, the Fund may use brokers and dealers who provide research, statistical and other information to the Adviser.

There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Fund determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage and research and statistical services provided by the executing broker. Consistent with the Conduct Rules of the National Associ-ation of Securities Dealers, Inc., and subject to seeking best price and execu-tion, the Fund may consider sales of shares of the Fund as a factor in the se-lection of brokers and dealers to enter into portfolio transactions with the Fund.

The Fund may from time to time place orders for the purchase or sale of securi-ties on an agency basis with Donaldson, Lufkin & Jenrette Securities Corpora-tion, an affiliate of the Adviser, and with brokers which may have their trans-actions cleared or settled, or both, by the Pershing Division of Donaldson, Lufkin and Jenrette Securities Corporation, for which Donaldson, Lufkin and Jenrette Securities Corporation may receive a portion of the brokerage commis-sion. In such instances, the placement of orders with such brokers would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that Donaldson, Lufkin & Jenrette Securities Corpo-ration is an affiliate of the Adviser.

ORGANIZATION

The Fund is a Maryland corporation organized on November 17, 1987. The autho-rized capital stock of the Fund consists solely of 10,000,000,000 shares of Common Stock having a par value of $.001 per share, which may, without share-holder approval, be divided into an unlimited number of series. Such shares are currently divided into 19 series, one underlying each Portfolio. Shares of each Portfolio are normally entitled to one vote for all purposes. Generally, shares of all Portfolios vote as a single series on matters, such as the election of Directors, that affect all Portfolios in substantially the same manner. Mary-land law does not require a registered investment company to hold annual meet-ings of shareholders and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. Shareholders have available certain procedures for the removal of Directors. Shares of each Port-folio are freely transferable, are entitled to dividends as determined by the Board of Directors and, in liquidation of the Fund, are entitled to receive the net assets of that Port-folio. Shareholders have no preference, pre-emptive or conversion rights. In accordance with current law, it is anticipated that an insurance company issu-ing a variable annuity contract or variable life insurance policy that partic-ipates in the Fund will request voting instructions from contract or policy-holders and will vote shares in the separate account in accordance with the voting instructions received.

PRINCIPAL UNDERWRITER

Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, New York 10105, an indirect wholly-owned subsidiary of the Adviser, is the Princi-pal Underwriter of shares of the Fund.

CUSTODIAN

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachu-setts 02110, acts as Custodian for the securities and cash of the Fund and as its dividend disbursing agent, but plays no part in deciding on the purchase or sale of portfolio securities.

REGISTRAR, DIVIDEND-DISBURSING AGENT AND TRANSFER AGENT

Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of the Ad-viser, located at 500 Plaza Drive, Secaucus, New Jersey, 07094, acts as the Fund's registrar, dividend-disbursing agent and transfer agent.

PERFORMANCE INFORMATION

From time to time the Fund advertises its "total return." The Fund's "total return" is its average annual compounded total return for its most recently completed one, five, and ten-year periods (or the period since the Fund's in-ception). The Fund's total return for such a period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distri-butions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid.

The Fund's total return is not fixed and will fluctuate in response to pre-vailing market conditions or as a function of the type and quality of the se-curities in the Fund's portfolio and the Fund's expenses. Total return infor-mation is useful in reviewing the Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

Advertisements quoting performance rankings of the Fund as measured by finan-cial publications or by independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc., and advertisements presenting the his-torical record of payments of income dividends by the Fund may also from time to time be sent to investors or placed in newspapers, magazines such as the Wall Street Journal, The New

York Times, Barrons, Investor's Daily, Money Magazine, Changing Times, Busi-ness Week and Forbes or other media on behalf of the Fund.

ADDITIONAL INFORMATION

Any shareholder inquiries may be directed to Alliance Fund Services, Inc. at the address or telephone number shown on the front cover of this Prospectus. This Prospectus and the Statement of Additional Information which has been in-corporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act of 1933, as amended. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

This Prospectus does not constitute an offering in any state in which such of-fering may not lawfully be made.

                                   APPENDIX A

                                  BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa: Bonds which are rated Aa are judged to be of high quality by all stan-dards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protec-tive elements may be of greater amplitude or there may be other elements pres-ent which make the long-term risks appear somewhat larger than the Aaa securi-ties.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

  Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position charac-terizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcom-ings.

  C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                      A-1